Quarterly Supplemental 1st Quarter 2019 The Market at Springwoods Village The Field at Commonwealth Houston, TX Chantilly, VA Brick Walk Cameron Village Nocatee Town Center Bridgeport, CT Raleigh, NC Jacksonville, FL Investor Relations irinfo@RegencyCenters.com One Independent Drive, Suite 114 Jacksonville, FL 32202 904 598 7000 RegencyCenters.com

Table of Contents March 31, 2019 Disclosures ................................................................................................................................................................. i Earnings Press Release .............................................................................................................................................. iv Summary Information: Summary Financial Information ................................................................................................................................... 1 Summary Real Estate Information ............................................................................................................................... 2 Financial Information: Consolidated Balance Sheets ....................................................................................................................................... 3 Consolidated Statements of Operations ........................................................................................................................ 4 Supplemental Details of Operations (Consolidated Only) ............................................................................................... 5 Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only) ................................................................ 6 Supplemental Details of Operations (Real Estate Partnerships Only) .............................................................................. 7 Supplemental Details of Same Property NOI as adjusted (Pro-Rata) ............................................................................... 8 Reconciliations of Non-GAAP Financial Measures and Additional Disclosures ................................................................... 9 Summary of Consolidated Debt ................................................................................................................................. 11 Summary of Consolidated Debt Detail ........................................................................................................................ 12 Summary of Unsecured Debt Covenants and Leverage Ratios ..................................................................................... 13 Summary of Unconsolidated Debt .............................................................................................................................. 14 Investment Activity: Property Transactions ............................................................................................................................................... 15 Summary of Development and Redevelopment ........................................................................................................... 16 Select Operating Properties with Near Term Redevelopment ....................................................................................... 18 Co-investment Partnerships: Unconsolidated Investments ...................................................................................................................................... 19 Real Estate Information: Leasing Statistics ...................................................................................................................................................... 20 Average Base Rent by CBSA ...................................................................................................................................... 21 Significant Tenant Rents ........................................................................................................................................... 22 Tenant Lease Expirations .......................................................................................................................................... 23 Portfolio Summary Report by State ............................................................................................................................ 24 Components of NAV and Forward-Looking Information: Components of NAV .................................................................................................................................................. 31 Earnings Guidance .................................................................................................................................................... 32 Reconciliation of Net Income to NAREIT FFO .............................................................................................................. 33 Glossary of Terms ..................................................................................................................................................... 34

Disclosures March 31, 2019 Accounting and Disclosure Changes FASB Accounting Standards Codification – Topic 842 (Leases) (“Leases Standard”) Effective January 1, 2019, Regency adopted Accounting Standards Codification (ASC) Topic 842, Leases, under the modified retrospective transition approach allowing for initial application at the date of adoption. The Company also elected to reclassify the prior period amounts to conform to the current year presentation. The financial statements have been impacted as follows: Consolidated Statements of Operations  All lease income earned pursuant to tenant leases in 2019, and as reclassified for 2018, which includes but is not limited to Base rent, Recoveries from tenants and Percentage rent, is reflected in Lease income.  Lease income is presented net of revenues deemed uncollectible for the current period. Prior period presentation of this line item was included in Operating expenses as Provision for doubtful accounts.  Real estate revenues earned not specific to tenant leases in 2019 have been reclassified from Recoveries from tenants and other income to Other property income.  Indirect internal leasing and legal costs associated with the execution of lease agreements that were previously capitalized are expensed in General and administrative in Operating expenses in the current period. Consolidated Balance Sheets  Addition of Lease liabilities and corresponding Right of use assets, net of or including the opening balance for straight line rent and above/below market intangibles, for its ground and office leases where Regency is the lessee. NAREIT Funds from Operations Regency prospectively adopted the NAREIT FFO White Paper – 2018 Restatement (“2018 FFO Whitepaper”), and elected the option of excluding gains on the sale and impairments of land from NAREIT FFO, which are considered incidental to the Company’s main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land. Non-GAAP Disclosures We use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP. The pro-rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio, regardless of ownership structure. i

Disclosures March 31, 2019  The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.  The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated co-investment partnerships.  A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item. We do not control the unconsolidated investment partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share. The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:  The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and  Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information. Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement. The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:  NAREIT Funds From Operations (NAREIT FFO): The Company believes NAREIT FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO.  Net Operating Income (NOI): The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata NOI.  Core Operating Earnings (previously Operating FFO): The Company believes Core Operating Earnings, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of NAREIT FFO to Core Operating Earnings. ii

Disclosures March 31, 2019  Same Property NOI: The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses. iii

NEWS RELEASE For immediate release Laura Clark 904 598 7831 LauraClark@RegencyCenters.com Regency Centers Reports First Quarter 2019 Results JACKSONVILLE, Fla. (May 2, 2019) – Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended March 31, 2019. First Quarter 2019 Highlights  First quarter Net Income Attributable to Common Stockholders (“Net Income”) of $0.54 per diluted share.  First quarter NAREIT Funds From Operations (“NAREIT FFO”) of $0.95 per diluted share, which includes a negative $0.03 per share impact from non-recurring items.  Same property Net Operating Income (“NOI”), excluding termination fees, increased 2.9% as compared to the same period in the prior year.  As of March 31, 2019, the same property portfolio was 95.0% leased.  As of March 31, 2019, a total of 21 properties were in development or redevelopment representing a total investment of approximately $403 million.  During the quarter, Regency sold seven shopping centers for combined pro-rata sales price of approximately $136.5 million and a weighted average cap rate of 7.5%.  On February 25, 2019, the Company completed a public offering of $300 million 4.65% unsecured notes due 2049 (the “Notes”), with proceeds used to redeem its outstanding $250 million 4.8% notes due 2021 and repay a $39.5 million mortgage maturing in 2020 with an interest rate of 7.3%.  On April 30, 2019, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.585 per share. “Regency had another solid quarter that was in line with expectations,” said Martin E. “Hap” Stein, Jr., Chairman and Chief Executive Officer. “The teams continued to elevate our already high quality portfolio through the many remerchandising and value creation opportunities that are in process and further enhanced our blue-chip balance sheet through a successful bond offering. This progress should position Regency to achieve our long term goals for annual growth in core earnings and dividends of 4% to 6% and total returns in the 8% to 10% range.” Financial Results Regency reported Net Income for the first quarter of $90.4 million, or $0.54 per diluted share compared to the Net Income Attributable to Common Stockholders of $52.7 million, or $0.31 per diluted share, for the same period in 2018. The Company reported NAREIT FFO for the first quarter of $159.8 million, or $0.95 per diluted share, compared to $164.9 million, or $0.96 per diluted share, for the same period in 2018. In connection with iv the Company’s adoption of Accounting Standard Codification 842, Leases, (“Leases Standard”) the Company is no longer capitalizing indirect internal leasing and legal costs associated with the execution of lease agreements. For the three months ended March 31, 2018, the Company capitalized $1.7 million of such costs. For the three months ended March 31, 2019, the Company’s results included a negative $0.03 per share impact from significant non-comparable items recognized in Net Income and NAREIT FFO including:  Debt extinguishment expense in the amount of $10.6 million, or $0.06 per diluted share, associated with the early repayment of debt following the February 25, 2019 Notes offering; and  Non-cash income of $5.9 million, or $0.03 per diluted share, from the accelerated write-off of below-market rent intangibles triggered by the recapture of two anchor spaces. The Company reported Core Operating Earnings for the first quarter of $152.7 million, or $0.91 per diluted share, compared to $152.2 million, or $0.89 per diluted share, for the same period in 2018. Core operating earnings per share growth was 3.4% for the first quarter, when adjusted for the Leases Standard. The Company views Core Operating Earnings, which excludes certain non-recurring items as well as non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of debt mark-to-market, as a better measure of business performance as it more closely reflects cash earnings and the Company’s ability to grow the dividend. Portfolio Performance Regency’s portfolio is differentiated in its overall outstanding quality, breadth and scale. The strength of the Company’s merchandising mix, combined with placemaking elements and connection to its communities further differentiate Regency’s high quality portfolio. Regency’s national platform with 22 local market offices offers critical strategic advantages and positions the Company to achieve its strategic objective to average 3% same property NOI growth over the long term, as it has accomplished over the past seven years. First quarter same property NOI, excluding termination fees, increased 2.9% compared to the same period in 2018 driven entirely by base rent growth. As of March 31, 2019, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships was 94.6% leased. The same property portfolio was 95.0% leased, which is a decrease of 120 basis points sequentially and 70 basis points from the same period in 2018. The sequential decline in the same property portfolio was primarily driven by the closure of one Sears and one K-Mart location as a result of the Sears bankruptcy filing. For the three months ended March 31, 2019, Regency executed approximately 1.1 million square feet of comparable new and renewal leases at blended rent spreads of 8.8%. Rent spreads on new and renewal leases were 13.2% and 7.9%, respectively. For the trailing twelve months, the Company executed approximately 6.4 million square feet of comparable new and renewal leases at blended rent spreads of 8.4%. Portfolio Enhancement and Capital Allocation Regency’s capital allocation strategy enables the Company to benefit from a self-funding model, in which free cash flow is the primary source of funding, and supports the development and redevelopment v program on a leverage neutral basis. Regency’s development and redevelopment platform is a critical strategic advantage for creating significant value for shareholders. Together with the sales of lower growth assets, free cash flow also enables the Company to invest in high-growth acquisitions and share repurchases when pricing is compelling. This capital allocation strategy preserves Regency’s pristine balance sheet and allows the Company to add value and enhance the quality of the portfolio on a net accretive basis. Developments and Redevelopments At quarter end, the Company had 21 properties in development or redevelopment with combined, estimated net project costs of approximately $403 million. In-process developments and redevelopments were 86% leased as of March 31, 2019, and are expected to yield an average return of 7.5%. During the quarter, Regency started two redevelopment projects with combined costs of approximately $13.5 million. Subsequent to quarter end, Regency started the generational redevelopment of The Abbot, located in the heart of Harvard Square in Cambridge, MA, to modernize and densify this historic site adding a mix of uses including retail and office. Total project cost is approximately $52 million at a projected incremental 6.7% stabilized yield. Property Transactions As previously disclosed, during the quarter the Company acquired Melrose Market, a 21,000 square foot center located in the vibrant Capitol Hill neighborhood in Seattle for $15.5 million. The Company also acquired an additional interest in the Town and Country Center, located in Los Angeles, bringing the total current investment to $36.3 million and its total ownership interest to approximately 18.4%. Regency sold seven shopping centers for combined pro-rata sales price of approximately $136.5 million, at a weighted average cap rate of 7.5%. Balance Sheet Regency benefits from favorable access to capital through the strength of its balance sheet, supported by conservative leverage levels with a Net Debt to EBITDAre ratio of 5.3x. This positions Regency to weather potential challenges and potentially profit from investment opportunities in the future. Debt Offering As previously disclosed on February 25, 2019, the Company’s operating partnership, Regency Centers, L.P., priced a public offering of $300 million 4.65% notes due 2049. The Notes are due March 15, 2049 and were priced at 99.661%. Interest on the Notes is payable semiannually on March 15th and September 15th of each year, with the first payment on September 15, 2019. Net proceeds of the offering were used to repay in full $250 million 4.8% notes originally due April 15, 2021, including a make-whole premium of approximately $9.6 million, which was redeemed on March 30, 2019. The balance of the net proceeds of the offering were used to repay approximately $39.5 million in a 2020 mortgage maturity with an interest rate of 7.3%, including a prepayment premium of approximately $1 million. vi

Dividend

On April 30, 2019, Regency's Board declared a quarterly cash dividend on the Company's common stock of $0.585 per share. The dividend is payable on May 23, 2019, to shareholders of record as of May 13, 2019.

2019 Guidance

The Company has updated certain components of its 2019 earnings guidance. Please refer to the Company's first quarter 2019 supplemental information package for a complete list of updates. Updated guidance for NAREIT FFO incorporates a negative $0.03 per share impact from non-recurring items which includes a one-time charge of $10.6 million, or $0.06 per diluted share, associated with the early repayment of debt and also includes a non-cash income benefit of $5.9 million, or $0.03 per diluted share, for the accelerated write-off of below-market rent intangibles triggered by the recapture of two anchor spaces. Excluding these impacts, the Company's NAREIT FFO guidance would remain unchanged at the midpoint.

2019 Guidance

All figures pro-rata and in thousands, except per share data

	Updated Guidance	Previous Guidance
Net Income Attributable to Common Stockholders ("Net Income")	**$1.41 - $1.47**	$1.36 - $1.42
NAREIT Funds From Operations ("NAREIT FFO") per diluted share	**$3.80 - $3.86**	$3.83 - $3.89
Same Property Net Operating Income ("SPNOI") Growth excluding termination fees (pro-rata)	**2.0% - 2.5%**	2.0% - 2.5%

Financial Statement Presentation Change

Effective January 1, 2019, the Company prospectively adopted the NAREIT FFO White Paper – 2018 Restatement, and elected the option of excluding gains on sale and impairments of land, which are considered incidental to the Company's main business. Prior period amounts were not restated to conform to the current year presentation.

On January 1, 2019, Regency adopted Accounting Standard Codification Topic 842, *Leases*. This adoption required the following financial statement presentation changes:

Consolidated Statements of Operations

- All lease income earned pursuant to tenant leases in 2019, and as reclassified for 2018, which includes but is not limited to Base rent, Recoveries from tenants and Percentage rent, is reflected in Lease income. While the Company's Income Statement will reflect the new collapsed presentation, the Details of Operations and Details of Same Property NOI disclosure in the quarterly supplement will itemize the components that make up Lease income.
- Lease income is presented net of revenues deemed uncollectible for the current period. Prior period presentation of this line item was included in Operating expenses as Provision for doubtful accounts.

Regency Centers. Supplemental Information vii

• Real estate revenues earned not specific to tenant leases in 2019 have been reclassified from Recoveries from tenants and other income to Other property income. • Indirect internal leasing and legal costs associated with the execution of lease agreements that were previously capitalized are expensed in General and administrative in Operating expenses in the current period. Consolidated Balance Sheets • The consolidated balance sheets includes the addition of Lease liabilities and corresponding Right of use assets, net of or including the opening balance for straight line rent and above/below market intangibles, for its ground and office leases where Regency is the lessee. The Company adopted the Leases Standard under the modified retrospective transition approach allowing for initial application at the date of adoption. The Company also elected to reclassify certain prior period income statement amounts to conform to the current year presentation. Additional details on accounting and financial statement presentation changes required under the Leases Standard can be found in the Company’s Form 10-Q for the quarter ended March 31, 2019. Conference Call Information To discuss Regency’s first quarter results, Management will host a conference call on Friday, May 3, 2019, at 9:00 a.m. EDT. Dial-in and webcast information is listed below. First Quarter 2019 Earnings Conference Call Date: Friday, May 3, 2019 Time: 9:00 a.m. ET Dial#: 877-407-0789 or 201-689-8562 Webcast: investors.regencycenters.com Replay Webcast Archive: Investor Relations page under Events & Webcasts Non-GAAP Disclosure The Company uses certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, viii excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition in effect during that period. Effective January 1, 2019, the Company prospectively adopted the NAREIT FFO White Paper – 2018 Restatement (“2018 FFO White Paper”), and elected the option of excluding gains on sale and impairments of land, which are considered incidental to the Company’s main business. Prior period amounts were not restated to conform to the current year presentation, and therefore are calculated as described above, but also include gains on sales and impairments of land. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO. Core Operating Earnings is an additional performance measure that excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to NAREIT FFO to Core Operating Earnings. ix

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core Operating Earnings - *Actual (in thousands)*

For the Periods Ended March 31, 2019 and 2018	Three Months Ended 2019	Three Months Ended 2018	Year to Date 2019	Year to Date 2018
Reconciliation of Net Income to NAREIT FFO:				
Net Income Attributable to Common Stockholders	$ 90,446	52,660	$ 90,446	52,660
Adjustments to reconcile to NAREIT Funds From Operations:[1]				
Depreciation and amortization (excluding FF&E)	104,498	96,197	104,498	96,197
Gain on sale of operating properties	(37,070)	(102)	(37,070)	(102)
Provision for impairment to operating properties	1,672	16,054	1,672	16,054
Loss on sale of land[2]	18	-	18	-
Exchangeable operating partnership units	190	111	190	111
NAREIT Funds From Operations	$ 159,754	164,920	$ 159,754	164,920
Reconciliation of NAREIT FFO to Core Operating Earnings:				
NAREIT Funds From Operations	$ 159,754	164,920	$ 159,754	164,920
Adjustments to reconcile to Core Operating Earnings:[1]				
Gain on sale of land[2]	-	(107)	-	(107)
Early extinguishment of debt	10,591	162	10,591	162
Interest on bonds for period from notice to redemption	367	600	367	600
Straight line rent, net	(4,169)	(4,081)	(4,169)	(4,081)
Above/below market rent amortization, net	(13,335)	(8,422)	(13,335)	(8,422)
Debt premium/discount amortization	(527)	(899)	(527)	(899)
Core Operating Earnings	$ 152,681	152,173	$ 152,681	152,173
Weighted Average Shares For Diluted Earnings per Share	167,717	170,959	167,717	170,959
Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	168,067	171,309	168,067	171,309

(1) Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found of page 7 of the financial supplemental.

(2) Effective January 1, 2019, Regency prospectively adopted the NAREIT FFO White Paper – 2018 Restatement, and elected the option of excluding gains on sales and impairments of land, which are considered incidental to the Company's main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land.

Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency's properties. The Company provides a reconciliation of net income to pro-rata same property NOI.

Regency Centers.

Supplemental Information X

Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI - Actual (in thousands) For the Periods Ended March 31, 2019 and 2018 Three Months Ended Year to Date 2019 2018 2019 2018 Net Income Attributable to Common Stockholders $ 90,446 52,660 $ 90,446 52,660 Less: Management, transaction, and other fees (6,972) (7,158) (6,972) (7,158) Other(1) (18,967) (14,173) (18,967) (14,173) Plus: Depreciation and amortization 97, 194 88,525 97,194 88,525 General and administrative 21,300 17,606 21,300 17,606 Other operating expense, excluding provision for doubtful accounts 1,134 437 1,134 437 Other expense (income) 31,171 52,873 31,171 52,873 Equity in income of investments in real estate excluded from NOI (2) (5,630) 15,093 (5,630) 15,093 Net income attributable to noncontrolling interests 1,047 805 1,047 805 NOI 210,723 206,668 210,723 206,668 Less non-same property NOI (3) (5,101) (6,157) (5,101) (6,157) Same Property NOI $ 205,622 200,511 $ 205,622 200,511 Same Property NOI without Termination Fees $ 205,136 199,331 $ 205,136 199,331 Same Property NOI without Termination Fees or Redevelopments $ 195,564 190,665 $ 195,564 190,665 (1) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests. (2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments. (3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests. Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment. xi

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO —
Guidance (per diluted share)

NAREIT FFO Guidance:	**Full Year 2019**	
	Low	**High**
Net income attributable to common stockholders	$ 1.41	1.47
Adjustments to reconcile net income to NAREIT FFO:		
Depreciation and amortization	2.60	2.60
Provision for impairment	0.01	0.01
Gain on sale of operating properties	(0.22)	(0.22)
NAREIT Funds From Operations	$ 3.80	3.86

The Company has published forward-looking statements and additional financial information in its first quarter 2019 supplemental information package that may help investors estimate earnings for 2019. A copy of the Company's first quarter 2019 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company's Form 10-Q for the quarter ended March 31, 2019. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NASDAQ: REG)

Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

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Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Regency Centers.
Supplemental Information xii

Summary Financial Information

March 31, 2019
(in thousands, except per share data)

Financial Results	**Three Months Ended** 2019	2018	**Year to Date** 2019	2018
Net income attributable to common stockholders (page 4)	$90,446	$52,660	$90,446	$52,660
Net income per diluted share	$0.54	$0.31	$0.54	$0.31
NAREIT Funds From Operations (NAREIT FFO) (page 9)	$159,754	$164,920	$159,754	$164,920
NAREIT FFO per diluted share	$0.95	$0.96	$0.95	$0.96
Core Operating Earnings (previously Operating FFO) (page 9)	$152,681	$152,173	$152,681	$152,173
Core Operating Earnings per diluted share	$0.91	$0.89	$0.91	$0.89
Same Property NOI without termination fees (page 8)	$205,136	$199,331	$205,136	$199,331
% growth	2.9%		2.9%	
Operating EBITDA*re* (page 10)	$199,478	$197,659	$199,478	$197,659
Dividends paid per share and unit	$0.585	$0.555	$0.585	$0.555
Payout ratio of Core Operating Earnings per share (diluted)	64.3%	62.4%	64.3%	62.4%
Diluted share and unit count				
Weighted average shares (diluted) - Net income	167,717	170,959	167,717	170,959
Weighted average shares (diluted) - NAREIT FFO and Core Operating Earnings	168,067	171,309	168,067	171,309

Capital Information	As of 03/31/19	As of 12/31/18	As of 12/31/17	As of 12/31/16
Market price per common share	$67.49	$58.47	$69.18	$68.95
Common shares outstanding	167,517	167,905	171,365	104,497
Exchangeable units held by noncontrolling interests	350	350	350	154
Common shares and equivalents issued and outstanding	167,867	168,255	171,715	104,651
Market equity value of common and convertible shares	$11,329,354	$9,837,840	$11,879,231	$7,215,718
Non-convertible preferred stock	$0	$0	$0	$325,000
Outstanding debt	$4,210,284	$4,241,758	$4,115,588	$2,111,450
Less: cash	(42,784)	(45,190)	(49,381)	($17,879)
Net debt	$4,167,500	$4,196,568	$4,066,207	$2,093,571
Total market capitalization	$15,496,854	$14,034,408	$15,945,438	$9,634,289
Debt metrics (pro-rata; trailing 12 months "TTM")				
Net Debt-to-Operating EBITDA*re*	5.3x	5.3x	5.4x	4.4x
Fixed charge coverage	4.2x	4.2x	4.1x	3.3x

Regency Centers.
Supplemental Information 1

Summary Real Estate Information
March 31, 2019
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Number of properties	419	425	426	428	429
Number of retail operating properties	408	414	415	417	414
Number of same properties	401	399	403	406	409
Number of properties in redevelopment	13	11	14	13	9
Number of properties in development	8	8	8	8	10
Gross Leasable Area (GLA) - All properties	52,604	53,568	53,647	54,111	54,174
GLA including retailer-owned stores - All properties	56,692	57,710	58,238	59,074	59,137
GLA - Retail operating properties	51,370	51,605	51,857	52,312	52,378
GLA - Same properties	50,357	50,434	50,916	51,464	51,667
GLA - Properties in redevelopment (1)	2,399	1,927	2,649	2,341	1,934
GLA - Properties in development	1,014	1,014	1,176	1,184	1,575
Wholly Owned and Pro-Rata Share of Co-investment Partnerships					
GLA - All properties	42,672	43,365	43,523	44,053	44,131
GLA including retailer-owned stores - All properties	46,760	47,650	48,113	49,016	48,982
GLA - Retail operating properties	41,655	41,619	41,949	42,471	42,553
GLA - Same properties	40,905	40,866	41,218	41,758	41,961
Spaces ≥ 10,000 sf	25,769	25,715	25,966	26,321	26,482
Spaces < 10,000 sf	15,136	15,151	15,252	15,437	15,479
GLA - Properties in redevelopment (1)	1,826	1,353	1,682	1,450	1,235
GLA - Properties in development	870	870	1,032	1,040	1,431
% leased - All properties	94.6%	95.6%	95.4%	95.0%	95.1%
% leased - Retail operating properties	95.0%	96.1%	95.9%	95.5%	95.7%
% leased - Same properties (2)	95.0%	96.2%	96.0%	95.7%	95.7%
Spaces ≥ 10,000 sf (2)	97.1%	98.6%	98.1%	97.6%	97.7%
Spaces < 10,000 sf (2)	91.5%	92.1%	92.4%	92.3%	92.3%
Average % leased - Same properties (2)	95.7%	95.9%	95.8%	95.8%	95.8%
% commenced - Same properties (2)(3)	93.5%	94.6%	94.4%	93.9%	94.2%
Same property NOI growth - YTD (see page 8)	2.5%	3.4%	3.7%	3.9%	4.3%
Same property NOI growth without termination fees - YTD (see page 8)	2.9%	3.4%	3.8%	4.1%	4.0%
Same property NOI growth without termination fees or redevelopments - YTD (see page 8)	2.6%	2.0%	2.1%	2.4%	2.6%
Rent spreads - Trailing 12 months (4) (see page 20)	8.4%	8.3%	7.4%	6.7%	7.9%

(1) Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(2) Prior periods adjusted for current same property pool.
(3) Excludes leases that are signed but have not yet commenced.
(4) Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Regency Centers.
Supplemental Information 2

Consolidated Balance Sheets March 31, 2019 and December 31, 2018 (in thousands) 2019 2018 (unaudited) Assets Net real estate investments: Real estate assets at cost $ 10,875,058 $ 10,863,162 Less: accumulated depreciation 1,605,681 1,535,444 9,269,377 9,327,718 Investments in real estate partnerships 456,733 463,001 Net real estate investments 9,726,110 9,790,719 Properties held for sale 15,275 60,516 Cash and cash equivalents 42,784 45,190 Tenant and other receivables 160,635 172,359 Deferred leasing costs, net 82,477 84,983 Acquired lease intangible assets, net 280,613 387,069 Right of use assets(1) 296,859 - Other assets 412,851 403,827 Total assets$ 11,017,604 $ 10,944,663 Liabilities and Equity Liabilities: Notes payable $ 3,009,886 $ 3,006,478 Unsecured credit facilities 673,852 708,734 Total notes payable 3,683,738 3,715,212 Accounts payable and other liabilities 183,983 224,807 Acquired lease intangible liabilities, net 475,065 496,726 Lease liabilities(1) 225,122 - Tenants' security and escrow deposits 46,923 57,750 Total liabilities 4,614,831 4,494,495 Equity: Stockholders' Equity: Common stock, $.01 par 1,675 1,679 Additional paid in capital 7,618,127 7,652,683 Accumulated other comprehensive income (loss) (6,096) (927) Distributions in excess of net income (1,263,011) (1,255,465) Total stockholders' equity 6,350,695 6,397,970 Noncontrolling Interests: Exchangeable operating partnership units 10,641 10,666 Limited partners' interest 41,437 41,532 Total noncontrolling interests 52,078 52,198 Total equity 6,402,773 6,450,168 Total liabilities and equity$ 11,017,604 $ 10,944,663 (1) On January 1, 2019, Regency adopted ASC Topic 842, Leases . Refer to page i. Disclosures for additional detail on changes in financial statement presentation. These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. 3

Consolidated Statements of Operations

For the Periods Ended March 31, 2019 and 2018
(in thousands)
(unaudited)

	Three Months Ended		Year to Date	
	2019	2018	2019	2018
Revenues:				
Lease income[1]	$ 277,303	267,510	$ 277,303	267,510
Other property income[1]	1,982	2,025	1,982	2,025
Management, transaction, and other fees	6,972	7,158	6,972	7,158
Total revenues	286,257	276,693	286,257	276,693
Operating Expenses:				
Depreciation and amortization	97,194	88,525	97,194	88,525
Operating and maintenance	40,638	42,516	40,638	42,516
General and administrative	21,300	17,606	21,300	17,606
Real estate taxes	34,155	30,425	34,155	30,425
Other operating expense[1]	1,134	1,632	1,134	1,632
Total operating expenses	194,421	180,704	194,421	180,704
Other Expense (Income):				
Interest expense, net of interest income	37,752	36,785	37,752	36,785
Provision for impairment	1,672	16,054	1,672	16,054
Gain on sale of real estate, net of tax	(16,490)	(96)	(16,490)	(96)
Early extinguishment of debt	10,591	162	10,591	162
Net investment income	(2,354)	(32)	(2,354)	(32)
Total other expense	31,171	52,873	31,171	52,873
Income from operations before equity in income of investments in real estate partnerships	60,665	43,116	60,665	43,116
Equity in income of investments in real estate partnerships	30,828	10,349	30,828	10,349
Net income	91,493	53,465	91,493	53,465
Noncontrolling Interests:				
Exchangeable operating partnership units	(190)	(111)	(190)	(111)
Limited partners' interests in consolidated partnerships	(857)	(694)	(857)	(694)
Net income attributable to noncontrolling interests	(1,047)	(805)	(1,047)	(805)
Net income attributable to common stockholders	$ 90,446	52,660	$ 90,446	52,660

[1] On January 1, 2019, Regency adopted ASC Topic 842, *Leases*. Refer to page i. Disclosures for additional detail on changes in financial statement presentation.

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Regency Centers.
Supplemental Information 4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended March 31, 2019 and 2018

(in thousands)

		Three Months Ended			Year to Date	
		2019	2018		2019	2018
Revenues:						
* Base rent	$	193,326	188,332	$	193,326	188,332
* Recoveries from tenants		61,133	58,881		61,133	58,881
* Percentage rent		3,241	3,873		3,241	3,873
* Termination Fees		380	958		380	958
* Uncollectible lease income		(864)	-		(864)	-
* Other lease income		2,019	2,405		2,019	2,405
Straight line rent on lease income		4,615	4,659		4,615	4,659
Above/below market rent amortization		13,453	8,402		13,453	8,402
Lease income		277,303	267,510		277,303	267,510
* Other property income		1,982	2,025		1,982	2,025
Property management fees		3,764	3,768		3,764	3,768
Asset management fees		1,777	1,703		1,777	1,703
Leasing commissions and other fees		1,431	1,687		1,431	1,687
Management, transaction, and other fees		6,972	7,158		6,972	7,158
Total revenues		286,257	276,693		286,257	276,693
Operating Expenses:						
Depreciation and amortization (including FF&E)		97,194	88,525		97,194	88,525
* Operating and maintenance		36,537	39,503		36,537	39,503
* Ground rent		3,091	2,426		3,091	2,426
Straight line rent on ground rent		646	367		646	367
Above/below market ground rent amortization		364	221		364	221
Operating and maintenance		40,638	42,517		40,638	42,517
Gross general & administrative		18,772	18,633		18,772	18,633
Stock-based compensation		3,951	4,122		3,951	4,122
Capitalized direct leasing compensation costs		-	(1,322)		-	(1,322)
Capitalized direct development compensation costs		(3,762)	(3,892)		(3,762)	(3,892)
General & administrative, net		18,961	17,541		18,961	17,541
Loss on deferred compensation plan[1]		2,339	65		2,339	65
General & administrative		21,300	17,606		21,300	17,606
* Real estate taxes		34,155	30,425		34,155	30,425
Other expenses		962	417		962	417
Development pursuit costs		172	20		172	20
* Provision for doubtful accounts		-	1,195		-	1,195
Other operating expenses		1,134	1,632		1,134	1,632
Total operating expenses		194,421	180,705		194,421	180,705
Other Expense (Income):						
Gross interest expense		36,301	36,922		36,301	36,922
Derivative amortization		2,115	2,102		2,115	2,102
Debt cost amortization		1,287	1,275		1,287	1,275
Debt premium/discount amortization		(531)	(941)		(531)	(941)
Capitalized interest		(1,016)	(2,179)		(1,016)	(2,179)
Interest income		(404)	(394)		(404)	(394)
Interest expense, net		37,752	36,785		37,752	36,785
Provision for impairment of operating properties		1,672	16,054		1,672	16,054
Gain on sale of operating properties		(16,507)	(104)		(16,507)	(104)
Loss on sale of land		17	8		17	8
Early extinguishment of debt		10,591	162		10,591	162
Net investment income[1]		(2,354)	(33)		(2,354)	(33)
Total other expense		31,171	52,872		31,171	52,872

* Component of Net Operating Income

[1] The change in value of participant obligations within Regency's non-qualified deferred compensation plan is included in General and administrative expense. The expense is offset by unrealized gains of assets held in the plan which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Regency Centers.

Supplemental Information 5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

March 31, 2019 and December 31, 2018

(in thousands)

	Noncontrolling Interests		Share of JVs	
	2019	**2018**	**2019**	**2018**
Assets				
Real estate assets at cost	$ (90,693)	(90,972)	$ 1,351,214	1,379,264
Less: accumulated depreciation	(12,875)	(12,400)	399,843	415,256
Net real estate investments	(77,818)	(78,572)	951,371	964,008
Cash and cash equivalents	(2,715)	(3,063)	14,776	11,806
Tenant and other receivables	(3,684)	(3,053)	23,500	24,855
Deferred leasing costs, net	(1,330)	(1,285)	14,462	15,008
Acquired lease intangible assets, net	(977)	(1,060)	12,890	14,970
Right of use assets[1]	(1,748)	-	5,867	-
Other assets	(354)	(559)	12,537	12,574
Total assets	$ (88,626)	(87,592)	$ 1,035,403	1,043,221
Liabilities				
Notes payable	$ (43,334)	(43,739)	$ 524,254	533,973
Accounts payable and other liabilities	(1,297)	(1,624)	33,951	29,408
Acquired lease intangible liabilities, net	(361)	(397)	12,575	12,458
Lease liabilities[1]	(1,925)	-	4,491	-
Tenants' security and escrow deposits	(272)	(300)	3,399	4,381
Total liabilities	$ (47,189)	(46,060)	$ 578,670	580,220

(1) On January 1, 2019, Regency adopted ASC Topic 842, *Leases*. Refer to page i. Disclosures for additional detail on changes in financial statement presentation.

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Regency Centers.

Supplemental Information 6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended March 31, 2019 and 2018

(in thousands)

	Noncontrolling Interests				Share of JVs			
	Three Months Ended		Year to Date		Three Months Ended		Year to Date	
	2019	2018	2019	2018	2019	2018	2019	2018
Revenues:								
* Base rent	$ (2,067)	(1,823)	$ (2,067)	(1,823)	$ 26,104	26,001	$ 26,104	26,001
* Recoveries from tenants	(645)	(646)	(645)	(646)	8,597	8,599	8,597	8,599
* Percentage rent	(4)	-	(4)	-	698	573	698	573
* Termination Fees	-	(2)	-	(2)	106	231	106	231
* Uncollectible lease income	14	-	14	-	(104)	-	(104)	-
* Other lease income	(32)	(35)	(32)	(35)	301	345	301	345
Straight line rent on lease income	(95)	(65)	(95)	(65)	515	42	515	42
Above/below market rent amortization	(9)	(14)	(9)	(14)	259	261	259	261
Lease income	(2,838)	(2,585)	(2,838)	(2,585)	36,476	36,052	36,476	36,052
* Other property income	(3)	(1)	(3)	(1)	84	98	84	98
Asset management fees	-	-	-	-	(282)	(270)	(282)	(270)
Management, transaction, and other fees	-	-	-	-	(282)	(270)	(282)	(270)
Total revenues	(2,841)	(2,586)	(2,841)	(2,586)	36,278	35,880	36,278	35,880
Operating Expenses:								
Depreciation and amortization (including FF&E)	(696)	(622)	(696)	(622)	8,489	8,791	8,489	8,791
* Operating and maintenance	(389)	(398)	(389)	(398)	5,687	5,741	5,687	5,741
* Ground rent	(28)	(28)	(28)	(28)	87	94	87	94
Straight line rent on ground rent	(16)	(16)	(16)	(16)	217	-	217	-
Above/below market ground rent amortization	-	-	-	-	4	6	4	6
Operating and maintenance	(433)	(442)	(433)	(442)	5,995	5,841	5,995	5,841
Gross general & administrative	-	-	-	-	108	38	108	38
General & administrative, net	-	-	-	-	108	38	108	38
* Real estate taxes	(411)	(368)	(411)	(368)	4,814	4,484	4,814	4,484
Other expenses	(19)	(13)	(19)	(13)	224	144	224	144
Development pursuit costs	-	-	-	-	6	1	6	1
* Provision for doubtful accounts	-	(13)	-	(13)	-	86	-	86
Other operating expenses	(19)	(26)	(19)	(26)	230	231	230	231
Total operating expenses	(1,559)	(1,458)	(1,559)	(1,458)	19,636	19,385	19,636	19,385
Other Expense (Income):								
Gross interest expense	(407)	(404)	(407)	(404)	6,187	6,093	6,187	6,093
Debt cost amortization	(18)	(30)	(18)	(30)	185	124	185	124
Debt premium/discount amortization	-	-	-	-	4	42	4	42
Interest expense, net	(425)	(434)	(425)	(434)	6,376	6,259	6,376	6,259
(Gain) loss on sale of operating properties	-	-	-	-	(20,563)	2	(20,563)	2
(Gain) loss on sale of land	-	-	-	-	1	(115)	1	(115)
Total other expense	(425)	(434)	(425)	(434)	(14,186)	6,146	(14,186)	6,146

* Component of Net Operating Income

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Regency Centers.

Supplemental Information 7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended March 31, 2019 and 2018

(in thousands)

	Three Months Ended 2019	Three Months Ended 2018	Year to Date 2019	Year to Date 2018
Same Property NOI Detail:				
Real Estate Revenues:				
Base rent	$ 211,025	205,282	$ 211,025	205,282
Recoveries from tenants	67,167	65,007	67,167	65,007
Percentage rent	3,764	4,263	3,764	4,263
Termination fees	486	1,180	486	1,180
Uncollectible lease income(1)	(657)	-	(657)	-
Other lease income(1)	2,178	2,552	2,178	2,552
Other property income(1)	1,567	1,686	1,567	1,686
Total Real Estate Revenues	285,530	279,970	285,530	279,970
Real Estate Operating Expenses:				
Operating and maintenance	40,749	42,342	40,749	42,342
Real estate taxes	36,844	33,495	36,844	33,495
Ground rent	2,315	2,481	2,315	2,481
Provision for doubtful accounts(1)	-	1,141	-	1,141
Total Real Estate Operating Expenses	79,908	79,459	79,908	79,459
Same Property NOI	$ 205,622	200,511	$ 205,622	200,511
% change	*2.5%*		*2.5%*	
Same Property NOI without Termination Fees	$ 205,136	199,331	$ 205,136	199,331
% change	*2.9%*		*2.9%*	
Same Property NOI without Termination Fees or Redevelopments	$ 195,564	190,665	$ 195,564	190,665
% change	*2.6%*		*2.6%*	

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI:

	Three Months Ended 2019	Three Months Ended 2018	Year to Date 2019	Year to Date 2018
Net income attributable to common stockholders	$ 90,446	52,660	$ 90,446	52,660
Less:				
Management, transaction, and other fees	(6,972)	(7,158)	(6,972)	(7,158)
Other (2)	(18,967)	(14,173)	(18,967)	(14,173)
Plus:				
Depreciation and amortization	97,194	88,525	97,194	88,525
General and administrative	21,300	17,606	21,300	17,606
Other operating expense, excluding provision for doubtful accounts	1,134	437	1,134	437
Other expense (income)	31,171	52,873	31,171	52,873
Equity in income of investments in real estate excluded from NOI (3)	(5,630)	15,093	(5,630)	15,093
Net income attributable to noncontrolling interests	1,047	805	1,047	805
NOI	210,723	206,668	210,723	206,668
Less non-same property NOI (4)	(5,101)	(6,157)	(5,101)	(6,157)
Same Property NOI	$ 205,622	200,511	$ 205,622	200,511

(1) On January 1, 2019, Regency adopted ASC Topic 842, *Leases*. Refer to page i. Disclosures for additional detail on changes in financial statement presentation.

(2) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.

(3) Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.

(4) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Regency Centers.

Supplemental Information 8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures

(Wholly Owned and Regency's Pro-rata Share of Co-investment Partnerships)

For the Periods Ended March 31, 2019 and 2018

(in thousands, except per share data)

	Three Months Ended 2019	Three Months Ended 2018	Year to Date 2019	Year to Date 2018
Reconciliation of Net Income to NAREIT FFO:				
Net Income Attributable to Common Stockholders	$ 90,446	52,660	$ 90,446	52,660
Adjustments to reconcile to NAREIT Funds From Operations:[1]				
Depreciation and amortization (excluding FF&E)	104,498	96,197	104,498	96,197
Gain on sale of operating properties	(37,070)	(102)	(37,070)	(102)
Provision for impairment to operating properties	1,672	16,054	1,672	16,054
Loss sale of land[2]	18	-	18	-
Exchangeable operating partnership units	190	111	190	111
NAREIT Funds From Operations	$ 159,754	164,920	$ 159,754	164,920
NAREIT FFO per share (diluted)	$ 0.95	0.96	$ 0.95	0.96
Weighted average shares (diluted)	168,067	171,309	168,067	171,309
Reconciliation of NAREIT FFO to Core Operating Earnings:				
NAREIT Funds From Operations	$ 159,754	164,920	$ 159,754	164,920
Adjustments to reconcile to Core Operating Earnings:[1]				
Non Comparable Items				
Gain on sale of land[2]	-	(107)	-	(107)
Early extinguishment of debt	10,591	162	10,591	162
Interest on bonds for period from notice to redemption	367	600	367	600
Certain Non Cash Items				
Straight line rent, net	(4,169)	(4,081)	(4,169)	(4,081)
Above/below market rent amortization, net	(13,335)	(8,422)	(13,335)	(8,422)
Debt premium/discount amortization	(527)	(899)	(527)	(899)
Core Operating Earnings	$ 152,681	152,173	$ 152,681	152,173
Core Operating Earnings per share (diluted)	$ 0.91	0.89	$ 0.91	0.89
Weighted average shares (diluted)	168,067	171,309	168,067	171,309
Additional Disclosures:				
Other Non Cash Expense[1]				
Derivative amortization	$ 2,115	2,102	$ 2,115	2,102
Debt cost amortization	1,454	1,369	1,454	1,369
Stock-based compensation	3,951	4,122	3,951	4,122
Other Non Cash Expense	$ 7,520	7,593	$ 7,520	7,593
Maintenance and Leasing Capital Expenditures[1]				
Tenant allowance and landlord work	$ 8,859	10,450	$ 8,859	10,450
Building improvements	1,646	3,421	1,646	3,421
Leasing commissions[3]	1,294	2,892	1,294	2,892
Capital Expenditures	$ 11,799	16,763	$ 11,799	16,763

[1] Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found of page 7.

[2] Effective January 1, 2019, Regency prospectively adopted the NAREIT FFO White Paper – 2018 Restatement, and elected the option of excluding gains on sales and impairments of land, which are considered incidental to the Company's main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land.

[3] On January 1, 2019, Regency adopted ASC Topic 842, *Leases,* under which non-contingent internal leasing costs can no longer be capitalized.

Regency Centers.

Supplemental Information 9

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures (continued)

For the Periods Ended March 31, 2019 and 2018

(in thousands)

	Three Months Ended		Year to Date	
	2019	2018	2019	2018
Reconciliation of Net Income to NAREIT EBITDA*re*:				
Net Income	$ 91,493	53,465	$ 91,493	53,465
Adjustments to reconcile to NAREIT EBITDA*re*[1]:				
Interest expense	44,532	43,438	44,532	43,438
Income tax expense	152	-	152	-
Depreciation and amortization	105,683	97,315	105,683	97,315
Gain on sale of operating properties	(37,070)	(102)	(37,070)	(102)
Provision from impairment to operating properties	1,672	16,054	1,672	16,054
Loss on sale of land[2]	18	-	18	-
NAREIT EBITDA*re*	$ 206,480	210,170	$ 206,480	210,170
Reconciliation of NAREIT EBITDA*re* to Operating EBITDA*re*:				
NAREIT EBITDA*re*	$ 206,480	210,170	$ 206,480	210,170
Adjustments to reconcile to Operating EBITDA*re*[1]:				
Gain on sale of land[2]	-	(107)	-	(107)
Early extinguishment of debt	10,591	162	10,591	162
Straight line rent, net	(4,249)	(4,130)	(4,249)	(4,130)
Above/below market rent amortization, net	(13,344)	(8,436)	(13,344)	(8,436)
Operating EBITDA*re*	$ 199,478	197,659	$ 199,478	197,659

(1) Includes pro-rata share of unconsolidated co-investment partnerships

(2) Effective January 1, 2019, Regency prospectively adopted the NAREIT FFO White Paper – 2018 Restatement, and elected the option of excluding gains on sales and impairments of land, which are considered incidental to the Company's main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land.

Regency Centers.

Supplemental Information 10

Summary of Consolidated Debt
March 31, 2019 and December 31, 2018
(in thousands)

Total Debt Outstanding:		**3/31/2019**	**12/31/18**
Notes Payable:			
Fixed rate mortgage loans	$	450,846	493,263
Variable-rate mortgage loans		37,100	37,893
Fixed rate unsecured public debt		2,332,609	2,286,357
Fixed rate unsecured private debt		189,331	188,965
Unsecured credit facilities:			
Revolving line of credit		110,000	145,000
Term Loans		563,852	563,734
Total	$	3,683,738	3,715,212

Schedule of Maturities by Year:		**Scheduled Principal Payments**	**Mortgage Loan Maturities**	**Unsecured Maturities** [1]	**Total**	**Weighted Average Contractual Interest Rate on Maturities**
2019	$	7,284	13,216	-	20,500	6.3%
2020		11,287	39,074	300,000	350,361	2.9%
2021		11,599	76,251	-	87,850	4.7%
2022		11,798	5,848	675,000	692,646	3.0%
2023		10,043	59,375	-	69,418	3.3%
2024		5,301	88,542	250,000	343,843	3.7%
2025		4,207	-	250,000	254,207	3.9%
2026		4,420	88,000	200,000	292,420	3.8%
2027		4,312	32,915	525,000	562,227	3.6%
2028		3,350	170	300,000	303,520	4.1%
>10 years		5,423	216	725,000	730,639	4.4%
Unamortized debt premium/(discount), net of issuance costs		-	5,315	(29,208)	(23,893)	
	$	79,024	408,922	3,195,792	3,683,738	3.8%

	3/31/2019	**12/31/18**
Percentage of Total Debt:		
Fixed	96.0%	95.1%
Variable	4.0%	4.9%
Current Weighted Average Contractual Interest Rates: [2]		
Fixed	3.8%	3.8%
Variable	3.5%	3.4%
Combined	3.8%	3.9%
Current Weighted Average Effective Interest Rate: [3]		
Combined	4.1%	4.1%
Average Years to Maturity:		
Fixed	10.3	8.2
Variable	2.9	3.1

[1] Includes unsecured public and private placement debt, unsecured term loans, and unsecured revolving line of credit.
[2] Interest rates are calculated as of the quarter end.
[3] Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Regency Centers.
Supplemental Information 11

Summary of Consolidated Debt

As of March 31, 2019 and December 31, 2018
(in thousands)

Lender	Collateral	Contractual Rate	Effective Rate (1)	Maturity	3/31/2019	12/31/18
Secured Debt - Fixed Rate Mortgage Loans						
Peoples United Bank	The Village Center	6.3%		06/01/19	$ 13,302	$ 13,434
Nationwide Bank	Kent Place	3.3%		04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.5%		04/01/20	4,085	4,148
New York Life Insurance Company	Scripps Ranch Marketplace	3.8%		11/10/20	27,000	27,000
Wells Fargo	University Commons	5.5%		01/10/21	36,278	36,425
Jefferson Pilot	BridgeMill	7.9%		05/05/21	4,981	5,109
John Hancock Life Insurance Company	Kirkwood Commons	7.7%		10/01/22	8,574	8,742
Wells Fargo	Hewlett I	4.4%		01/06/23	9,519	9,559
TD Bank	Black Rock Shopping Center	2.8%		04/01/23	20,000	20,000
State Farm Life Insurance Company	Tech Ridge Center	5.8%		06/01/23	5,415	5,694
American United Life Insurance Company	Westport Plaza	7.5%		08/01/23	2,586	2,651
TD Bank	Brickwalk Shopping Center	3.2%		11/01/23	33,000	33,000
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.5%		02/28/24	13,872	14,455
Prudential Insurance Company of America	4S Commons Town Center	3.5%		06/05/24	85,000	85,000
Great-West Life & Annuity Insurance Co	Erwin Square	3.8%		09/01/24	10,000	10,000
Metropolitan Life Insurance Company	Westbury Plaza	3.8%		02/01/26	88,000	88,000
PNC Bank	Fellsway Plaza	4.1%		06/02/27	37,500	37,500
NYLIM Real Estate Group	Oak Shade Town Center	6.1%		05/10/28	7,419	7,570
New York Life Insurance	Von's Circle Center	5.2%		10/10/28	7,548	7,699
CIGNA	Copps Hill Plaza	6.1%		01/01/29	13,052	13,293
City of Rollingwood	Shops at Mira Vista	8.0%		03/01/32	222	225
Allianz Life Insurance Company	Circle Center West	5.0%		10/01/36	9,778	9,864
Allianz Life Insurance Company	Willow Festival	7.3%		01/10/20	-	39,505
Unamortized premiums on assumed debt of acquired properties, net of issuance costs					5,465	6,140
Total Fixed Rate Mortgage Loans		4.3%	4.0%		$ 450,846	$ 493,263
Unsecured Debt						
Debt Offering (10/22/12)	Fixed-rate unsecured	3.8%		11/15/22	$ 300,000	$ 300,000
Debt Offering (5/16/14)	Fixed-rate unsecured	3.8%		06/15/24	250,000	250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.9%		11/01/25	250,000	250,000
Debt Placement (5/11/2016)	Fixed-rate unsecured	3.8%		05/11/26	100,000	100,000
Debt Placement (8/11/2016)	Fixed-rate unsecured	3.9%		08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.6%		02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.1%		03/15/28	300,000	300,000
Debt Offering (1/17/17)	Fixed-rate unsecured	4.4%		02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured	4.7%		03/15/49	300,000	-
Term Loan	Fixed-rate unsecured	2.8% (2)		12/02/20	300,000	300,000
Term Loan	Fixed-rate unsecured	2.0% (3)		01/05/22	265,000	265,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.875% (4)		03/23/22	110,000	145,000
Debt Offering (10/7/10)	Fixed-rate unsecured	4.8%		04/15/21	-	250,000
Unamortized debt discount and issuance costs					(29,208)	(25,944)
Total Unsecured Debt, Net of Discounts		3.7%	4.0%		$ 3,195,792	$ 3,184,056
Variable Rate Mortgage Loans						
PNC Bank	Market at Springwoods Village	LIBOR + 1.50%		03/28/21	$ 9,500	$ 10,309
TD Bank, N.A.	Concord Shopping Plaza	LIBOR + 0.95%		12/21/21	27,750	27,750
Unamortized debt discount and issuance costs					(150)	(166)
Total Variable Rate Mortgage Loans		3.6%	3.8%		$ 37,100	$ 37,893
Total		3.8%	4.1%		$ 3,683,738	$ 3,715,212

(1) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.
(2) The interest rate on the underlying debt is LIBOR+0.95%; however, interest rate swaps are in place to fix the interest rate on the entire $300 million balance at 2.774% through maturity.
(3) The interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265 million balance at 2.00% through maturity.
(4) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 bilion line of credit. Maturity is subject to two additional six-month periods at the Company's option.

Regency Centers.

Supplemental Information 12

Summary of Unsecured Debt Covenants and Leverage Ratios

March 31, 2019
(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate		Balance
	10/25/12	11/15/22	3.750%	$	300,000
	05/16/14	06/15/24	3.750%	$	250,000
	08/17/15	11/01/25	3.900%	$	250,000
	01/17/17	02/01/27	3.600%	$	525,000
	03/09/18	03/15/28	4.125%	$	300,000
	01/17/17	02/01/47	4.400%	$	425,000
	03/06/19	03/15/49	4.650%	$	300,000

Unsecured Public Debt Covenants:	Required	12/31/18	9/30/18	6/30/18	3/31/18
Fair Market Value Calculation Method Covenants[(1)(2)]					
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	28%	28%	29%	29%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	4%	4%	5%	5%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.1x	5.1x	5.0x	4.7x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	372%	372%	363%	361%

Ratios:	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18
Consolidated Only					
Net debt to total market capitalization	24.3%	27.2%	25.1%	26.4%	27.2%
Net debt to real estate assets, before depreciation	32.1%	32.2%	32.2%	33.0%	32.9%
Net debt to total assets, before depreciation	28.9%	29.5%	29.4%	30.1%	29.9%
Net debt to Operating EBITDA*re* - TTM	4.7x	4.8x	4.8x	5.0x	5.0x
Fixed charge coverage	4.9x	4.9x	4.8x	4.8x	4.8x
Interest coverage	5.3x	5.2x	5.2x	5.2x	5.2x
Unsecured assets to total real estate assets	87.7%	87.8%	87.8%	85.7%	85.5%
Unsecured NOI to total NOI - TTM	89.1%	89.3%	89.4%	87.0%	86.7%
Unencumbered assets to unsecured debt	298%	300%	301%	295%	292%
Total Pro-Rata Share					
Net debt to total market capitalization	26.9%	29.9%	27.7%	29.0%	29.9%
Net debt to real estate assets, before depreciation	34.0%	34.2%	34.1%	34.8%	34.7%
Net debt to total assets, before depreciation	30.7%	31.3%	31.1%	31.8%	31.6%
Net debt to Operating EBITDA*re* - TTM	5.3x	5.3x	5.4x	5.6x	5.6x
Fixed charge coverage	4.2x	4.2x	4.1x	4.1x	4.1x
Interest coverage	4.6x	4.6x	4.6x	4.5x	4.5x

(1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(2) Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.

Regency Centers.

Supplemental Information 13

Summary of Unconsolidated Debt

March 31, 2019 and December 31, 2018

(in thousands)

Total Debt Outstanding:	**3/31/19**	**12/31/18**
Mortgage loans payable:		
Fixed rate secured loans	$ 1,452,394	$ 1,487,530
Variable rate secured loans	106,962	102,482
Unsecured credit facilities variable rate	19,635	19,635
Total	$ 1,578,991	$ 1,609,647

Schedule of Maturities by Year:	**Scheduled Principal Payments**	**Mortgage Loan Maturities**	**Unsecured Maturities**	**Total**	**Regency's Pro Rata Share**	**Weighted Average Contractual Interest Rate on Maturities**
2019	$ 14,382	$ 16,186	$ -	$ 30,568	$ 10,340	7.0%
2020	17,043	330,615	-	347,658	111,957	5.5%
2021	11,048	269,942	19,635	300,625	104,375	4.5%
2022	7,811	170,702	-	178,513	68,417	4.4%
2023	2,989	171,608	-	174,597	65,095	4.8%
2024	1,295	33,690	-	34,985	14,073	3.9%
2025	966	162,000	-	162,966	49,231	3.6%
2026	1,021	61,000	-	62,021	24,750	3.9%
2027	1,078	115,000	-	116,078	23,378	3.8%
2028	929	62,450	-	63,379	22,088	4.3%
>10 Years	2,064	115,497	-	117,561	33,512	4.2%
Unamortized debt premium/(discount) and issuance costs [2]	-	(9,960)	-	(9,960)	(2,962)	
	$ 60,626	$ 1,498,730	$ 19,635	$ 1,578,991	$ 524,254	4.5%

Percentage of Total Debt:	**3/31/19**	**12/31/18**
Fixed	92.0%	92.4%
Variable	8.0%	7.6%
Current Weighted Average Contractual Interest Rates:[1]		
Fixed	4.5%	4.6%
Variable	4.7%	4.6%
Combined	4.5%	4.6%
Current Weighted Average Effective Interest Rates:[2]		
Combined	4.8%	4.8%
Average Years to Maturity:		
Fixed	4.7	4.7
Variable	1.3	1.6

[1] Interest rates are calculated as of the quarter end.

[2] Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees

Regency Centers.

Supplemental Information 14

Property Transactions
March 31, 2019
(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)[1]
Feb-19	Melrose Market		Seattle, WA	21	$15,500		Various
Total				**21**	**$15,500**	**4.3%**	

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Sales Price	Weighted Average Cap Rate	Anchor(s)[1]
Jan-19	Ashburn Farm Market Center		Ashburn, VA	92	$30,850		Giant Food
Jan-19	Gayton Crossing	GRI (40%)	Richmond, VA	158	$11,600		Gold's Gym, (Kroger)
Jan-19	Ambassador Row		Lafayette, LA	195	$20,150		Big Lots, Jo-Ann Fabrics, Planet Fitness
Jan-19	Ambassador Row Courtyards		Lafayette, LA	150	$9,950		Bed Bath and Beyond, Tuesday Morning
Feb-19	King Farm Village Center	CalSTRS (25%)	Rockville, MD	118	$10,000		Safeway
Mar-19	Phillips Place	Other (50%)	Charlotte, NC	133	$36,500		Regal Cinemas
Mar-19	Siegen Village		Baton Rouge, LA	170	$17,450		Big Lots, Office Depot, Planet Fitness, Dollar Tree, Party City
Total				**1,016**	**$136,500**	**7.5%**	

(1) Retailers in parenthesis are shadow anchors and not a part of the owned property.

Regency Centers.

Supplemental Information

15

Summary of Development and Redevelopment

March 31, 2019
(in thousands)

In Process Ground Up Developments

Shopping Center Name	Market	Grocer/Anchor Tenant	Shopping Center GLA	% Leased	% Leased & Committed	Project Start	Estimated Project Completion	REG's Estimated Net Project Costs	% of Costs Incurred	Stabilized Yield
Carytown Exchange [1]	Richmond, VA	Publix	107	46%	52%	Q4-2018	2021	$25,580	2%	7.3%
The Village at Hunter's Lake	Tampa, FL	Sprouts	72	81%	87%	Q4-2018	2020	22,067	10%	8.0%
Ballard Blocks II [2]	Seattle, WA	PCC Community Markets & West Marine	114	79%	94%	Q1-2018	2019	32,524	55%	6.3%
Midtown East [3]	Raleigh, NC	Wegmans	174	88%	94%	Q4-2017	2019	22,682	75%	7.8%
Indigo Square	Charleston, SC	Publix Greenwise Market	51	95%	95%	Q4-2017	2019	16,931	89%	8.3%
Mellody Farm	Chicago, IL	Whole Foods, Nordstrom Rack & REI	259	78%	86%	Q2-2017	2019	103,939	86%	6.8%
Pinecrest Place	Miami, FL	Whole Foods	70	92%	94%	Q1-2017	2019	16,375	91%	8.0%
The Village at Riverstone	Houston, TX	Kroger	167	93%	93%	Q4-2016	2019	30,638	91%	8.0%
Subtotal Ground Up Developments			**1,014**	**81%**	**87%**			**$270,735**	**68%**	**7.3%**

In Process Redevelopments

Shopping Center Name	Market	Grocer/Anchor Tenant	Shopping Center GLA	% Leased	% Leased & Committed	Project Start	Estimated Project Completion	REG's Estimated Incremental Project Costs	% of Costs Incurred	Incremental Stabilized Yield
Tech Ridge	Austin, TX	HEB & Pinstack	214	90%	90%	Q1-2019	2020	$7,739	4%	5.9%
Market Common Clarendon	Metro, DC	luxury fitness user	131	23%	23%	Q4-2018	2021	53,656	8%	8.9%
Point 50	Metro, DC	Whole Foods	48	62%	66%	Q4-2018	2020	17,193	7%	7.9%
Pablo Plaza Ph II	Jacksonville, FL	Whole Foods	157	98%	98%	Q4-2018	2020	14,607	29%	6.2%
Bloomingdale Square	Tampa, FL	Publix, LA Fitness	254	91%	91%	Q3-2018	2020	19,904	9%	9.1%
Various Properties (where estimated incremental costs are less than $5 Million)*	Various	Various	976	96%	97%			19,489	43%	7.4%
Subtotal Redevelopments			**1,780**	**88%**	**88%**			**$132,589**	**15%**	**8.1%**
Total In Process Developments and Redevelopments			**2,794**	**86%**	**88%**			**$403,325**	**51%**	**7.5%**

* In Process Redevelopments include densification redevelopment, transformative projects and projects where square footage is added. Projects are included in same property NOI unless otherwise noted.

**Regency's Estimated Net GAAP Project Costs, after additional interest and overhead capitalization, are $299,449 with an estimated stabilized yield of 6.9% for Developments In Process and an incremental stabilized yield of 7.7% for Redevelopments In Process. Percent of costs incurred is 70% for Developments and 15% for Redevelopments In Process.

(1) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 64% controlling interest.
(2) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 49.9% noncontrolling interest.
(3) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 50% noncontrolling interest.

Note: NOI from Properties in Development and NOI adjustment for Development Completions not yet stabilized have been relocated to Components of NAV on page 31.

Regency Centers.
Supplemental Information
16

Summary of Development and Redevelopment

March 31, 2019
(in thousands)

In Process Ground Up Developments

Shopping Center Name	Market	Grocer/Anchor Tenant	Shopping Center GLA	Description
Carytown Exchange	Richmond, VA	Publix	107	In Richmond's most desirable historic district, will include Publix on an elevated platform over parking and additional retail fronting Cary Street.
The Village at Hunter's Lake	Tampa, FL	Sprouts	72	Located in the growing submarket of New Tampa, will be anchored by natural and organic grocer Sprouts with additional retail. Center is part of a masterplan surrounded by 250 owned multifamily units, all of which are Not a Part ("NAP").
Ballard Blocks II	Seattle, WA	PCC Community Markets & West Marine	114	Mixed-use project in a vibrant, urban neighborhood in Seattle, to include specialty grocer PCC Community Markets with additional retail and office/medical use tenants.
Midtown East	Raleigh, NC	Wegmans	174	Regional location with direct access to downtown Raleigh, to include Wegman's first store in North Carolina, supported by additional shops.
Indigo Square	Charleston, SC	Publix Greenwise Market	51	Located in the most affluent suburb of Charleston in Mount Pleasant and anchored by Greenwise Market by Publix with additional retail. Center is part of a masterplan that includes a new Hilton hotel, 456 residential units, and 600 self-storage units all of which are NAP.
Mellody Farm	Chicago, IL	Whole Foods, Nordstrom Rack & REI	259	Dominant regional center located in an affluent suburb of Chicago and anchored by a best-in-class grocer and junior anchors, a walkable, experiential layout adjacent to 260 luxury apartments (NAP).
Pinecrest Place	Miami, FL	Whole Foods	70	Located in one of the best submarkets in Miami-Dade County, anchored by Whole Foods and Target (NAP) with additional shops.
The Village at Riverstone	Houston, TX	Kroger	167	Located in one of Houston's fastest growing master planned communities, anchored by Kroger and additional shops
Subtotal Ground Up Developments			**1,014**	

In Process Redevelopments

Shopping Center Name	Market	Grocer/Anchor Tenant	Shopping Center GLA	Description
Tech Ridge	Austin, TX	HEB & Pinstack	214	Demolish vacant 21K SF retail building and construct 49K SF retail building for Pinstack, a premier entertainment venue.
Market Common Clarendon	Metro, DC	luxury fitness user	131	Reconfiguration of vacant office building into a 130K SF modern, mixed-use building anchored by a luxury fitness club user.
Point 50	Metro, DC	Whole Foods	48	Demolish existing center and construct a new neighborhood center in the affluent city of Fairfax, anchored by Whole Foods with and 18K SF of shop space.
Pablo Plaza Ph II	Jacksonville, FL	Whole Foods	157	Reconfiguration of Office Depot box for Whole Foods; Office Depot relocation; acquire and lease back restaurant pad; acquire convenience store parcel to renovate/rebuild to release; façade renovations and site enhancements to center.
Bloomingdale Square	Tampa, FL	Publix, LA Fitness	254	Reconfiguration of the former Walmart space for the relocation and expansion of Publix and HOME centric; backfilling the former Publix box with LA Fitness; construction of an additional 14K SF retail shop building; facade renovations and enhancements to remaining center.
Various Properties	Various	Various	976	Various properties where estimated incremental costs are less than $5 Million
Subtotal Redevelopments			**1,780**	
Total In Process Developments and Redevelopments			**2,794**	

Regency Centers.

Supplemental Information

17

Select Operating Properties with Near Term Redevelopment

March 31, 2019
(in thousands)

Select Operating Properties with Near Term Redevelopment*

Shopping Center Name	Market	Shopping Center GLA	% Leased	Estimated Project Start	REG's Estimated Incremental Project Costs	Description
The Abbot	Boston, MA	41	8%	2019	$52,000	Generational redevelopment and densification of historic buildings in the heart of Harvard Square into mixed-use project with retail and office.
Hancock	Austin, TX	410	54%	2019/2020	$35,000 - $45,000	Transformative redevelopment of former Sears space into retail and non-retail uses, including potential expansion of HEB. Also, redevelopment of Sears auto center to accommodate strong demand for retail and non-retail in this desirable infill market.
Gateway Plaza at Aventura	Miami, FL	30	0%	2019/2020	$10,000 - $15,000	Located on Biscayne Boulevard in a vibrant sub-market of Miami, will tear-down and rebuild or redevelop existing building (prior Babies R Us), with potential to bring a specialty grocer to the center and densify with addition of retail.
Westwood Shopping Center	Bethesda, MD	102	94%	2019/2020	$110,000 - $125,000	Grocery anchored shopping center transformed into best-in-class mix of uses with retail anchored by Giant, multi-family, and townhomes. Partnering with best-in-class residential developers for construction of multi-family and townhomes that will start in a later phase. Estimated incremental project costs include Regency's non-retail co-investment.
Serramonte Phase II	San Francisco, CA	1,076	96%	2019/2020	$50,000 - $60,000	Addition of new retail that will augment the evolving merchandising mix, complemented by development of new hotel by a best-in-class developer, at this A mall located just outside of San Francisco in Daly City.
Town and Country Center	Los Angeles, CA	230	40%	2020/2021	$20,000 - $30,000	Redevelopment of vacant former K-Mart box with new retail and 325 mid-rise apartments on a ground lease. Costs reflect incremental investment for retail redevelopment. Regency's total investment, incorporating acquisition costs at potential pro-rata ownership of 35% is $90M at a return of 6%+. Estimated investment from residential developer, outside of Regency's investment related to the retail portion, is expected to be in excess of $100M.
Costa Verde	San Diego, CA	179	89%	2021/2022	$125,000 - $150,000	Large-scale redevelopment of existing shopping center with addition of retail, office, hotel and parking garage, adjacent to new transit station.
Estimated Incremental Stabilized Yield					**+/- 7.0%**	

*Selection reflects material under earning operating properties with near term redevelopment that is within approximately 24 months. Selection does not incorporate all pipeline opportunities.
Note: Scope, economics and timing of development and redevelopment program and projects could change materially from estimates provided.

Regency Centers.
Supplemental Information
18

Unconsolidated Investments March 31, 2019 (in thousands) Regency Investment Partner and Number of Total Total Total Ownership Share Investment Equity Portfolio Summary Abbreviation Properties GLA Assets Debt Interest of Debt 3/31/2019 Pick-up State of Oregon (JV-C, JV-C2) 20 2,219 $ 529,218 $ 246,250 20.00%$ 49,250 $ 49,299 $ 885 (JV-CCV) 1 558 97,969 59,827 30.00% 17,948 11,035 256 21 2,777 627,187 306,077 GRI (JV-GRI) 69 8,901 1,622,934 910,275 40.00% 364,110 182,221 10,736 CalSTRS (JV-RC) 6 603 110,115 10,457 25.00% 2,614 23,858 2,619 NYSCRF (JV-NYC) 6 1,152 275,790 132,606 30.00% 39,782 53,846 271 USAA (1) (JV-USA) 7 683 88,307 103,922 20.01% 20,793 (3,619) 255 Publix (JV-O) 2 211 26,658 - 50.00% - 13,181 373 Individual Investors (JV-O) 6 884 398,371 115,654 18.38% - 50.00% 29,757 123,293 15,433 117 15,211$ 3,149,362 $ 1,578,991 $ 524,254 $ 453,114 $ 30,828 (1) The USAA partnership has distributed proceeds from debt refinancing and real estate sales in excess of Regency's carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets. 19

Leasing Statistics - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2019
(Retail Operating Properties Only)

Leasing Statistics - Comparable

Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
1st Quarter 2019	240	1,075	$ 22.05	8.8%	5.3	$ 4.01
4th Quarter 2018	379	1,968	23.36	9.3%	6.2	4.87
3rd Quarter 2018	395	1,924	21.98	10.1%	6.3	4.21
2nd Quarter 2018	440	1,423	25.55	5.0%	5.6	6.20
Total - 12 months	1,454	6,390	$ 23.20	8.4%	5.9	$ 4.82

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
1st Quarter 2019	53	163	$ 28.41	13.2%	8.1	$ 25.57
4th Quarter 2018	86	399	21.89	22.5%	9.8	24.45
3rd Quarter 2018	88	302	24.29	35.2%	10.6	24.51
2nd Quarter 2018	95	276	26.11	6.9%	8.1	32.10
Total - 12 months	322	1,140	$ 24.56	20.0%	9.4	$ 26.41

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
1st Quarter 2019	187	912	$ 21.04	7.9%	4.8	$ 0.59
4th Quarter 2018	293	1,569	23.65	7.2%	5.5	1.00
3rd Quarter 2018	307	1,622	21.55	5.9%	5.5	0.39
2nd Quarter 2018	345	1,146	25.44	4.7%	5.1	1.06
Total - 12 months	1,132	5,250	$ 22.94	6.3%	5.3	$ 0.75

Leasing Statistics - Comparable and Non-comparable

Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
1st Quarter 2019	280	1,217	$ 22.11	5.7	$ 7.36
4th Quarter 2018	426	2,258	23.30	6.4	7.24
3rd Quarter 2018	445	2,336	19.53	6.8	4.98
2nd Quarter 2018	511	1,659	26.38	5.5	7.93
Total - 12 months	1,662	7,469	$ 22.57	6.2	$ 6.68

Notes:
- *All amounts reported at execution.*
- *Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.*
- *Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all leasing transactions, including spaces vacant > 12 months.*
- *Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements.*
- *Excludes Non-Retail Properties*

Regency Centers.

Supplemental Information 20

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

March 31, 2019
(in thousands)

Largest CBSAs by Population[(1)]	Number of Properties	GLA	% Leased[(2)]	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Newark-Jersey City	16	1,735	96.9%	$ 64,804	$ 38.55	3.8%	4.1%	7.2%
Los Angeles-Long Beach-Anaheim	25	2,403	97.7%	64,393	27.43	6.0%	5.6%	7.2%
Chicago-Naperville-Elgin	11	1,597	93.3%	27,839	18.68	2.6%	3.7%	3.1%
Dallas-Fort Worth-Arlington	12	775	97.7%	17,013	22.47	2.9%	1.8%	1.9%
Houston-The Woodlands-Sugar Land	13	1,590	97.3%	29,414	19.00	3.1%	3.7%	3.3%
Washington-Arlington-Alexandria	30	2,299	89.3%	54,403	26.51	7.2%	5.4%	6.1%
Philadelphia-Camden-Wilmington	8	694	95.7%	15,051	22.66	1.9%	1.6%	1.7%
Miami-Fort Lauderdale-West Palm Beach	46	5,492	93.1%	103,940	20.32	11.0%	12.9%	11.6%
Atlanta-Sandy Springs-Roswell	22	2,065	94.4%	42,081	21.59	5.3%	4.8%	4.7%
Boston-Cambridge-Newton	10	931	95.4%	21,603	24.32	2.4%	2.2%	2.4%
San Francisco-Oakland-Hayward	22	3,787	94.8%	104,085	28.98	5.3%	8.9%	11.6%
Phoenix-Mesa-Scottsdale	-		-	-	-	-	-	-
Detroit-Warren-Dearborn	-		-	-	-	-	-	-
Riverside-San Bernardino-Ontario	2	137	84.8%	3,192	27.54	0.5%	0.3%	0.4%
Minneapolis-St. Paul-Bloomington	5	205	97.0%	3,241	16.33	1.2%	0.5%	0.4%
Seattle-Tacoma-Bellevue	15	1,145	97.7%	29,195	26.11	3.6%	2.7%	3.3%
San Diego-Carlsbad	11	1,536	97.5%	43,914	29.33	2.6%	3.6%	4.9%
Tampa-St. Petersburg-Clearwater	9	1,280	95.7%	21,544	17.59	2.1%	3.0%	2.4%
Baltimore-Columbia-Towson	5	353	96.3%	8,051	23.65	1.2%	0.8%	0.9%
Denver-Aurora-Lakewood	12	987	94.8%	14,387	15.37	2.9%	2.3%	1.6%
St. Louis	4	408	100.0%	4,376	10.72	1.0%	1.0%	0.5%
Orlando-Kissimmee-Sanford	8	809	95.9%	13,672	17.62	1.9%	1.9%	1.5%
Pittsburgh	-	0	--	-	-	-	-	
Charlotte-Concord-Gastonia	4	233	97.5%	4,614	20.29	1.0%	0.5%	0.5%
Sacramento--Roseville--Arden-Arcade	4	318	97.6%	6,981	22.50	1.0%	0.7%	0.8%
Top 25 CBSAs by Population	**294**	**30,781**	**95.0%**	**$ 697,791**	**$ 22.56**	**70.2%**	**72.1%**	**77.8%**
CBSAs Ranked 26 - 50 by Population	62	6,505	93.1%	101,310	16.64	14.8%	15.2%	11.3%
CBSAs Ranked 51 - 75 by Population	21	2,064	96.2%	48,172	23.93	5.0%	4.8%	5.4%
CBSAs Ranked 76 - 100 by Population	14	926	97.5%	15,609	17.15	3.3%	2.2%	1.7%
Other CBSAs	28	2,396	90.5%	34,166	15.70	6.7%	5.6%	3.8%
Total All Properties	**419**	**42,672**	**94.6%**	**$ 897,047**	**$ 22.14**	**100.0%**	**100.0%**	**100.0%**

(1) 2018 Population Data Source: Synergos Technologies, Inc.
(2) Includes Properties in Development and leases that are executed but have not commenced.

Regency Centers.

Supplemental Information

21

Significant Tenant Rents - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

March 31, 2019
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Publix	2,816	6.6%	$ 29,215	3.3%	70	13
Kroger Co.(1)	2,855	6.7%	27,632	3.1%	56	15
Albertsons Companies, Inc.(2)	1,819	4.3%	25,537	2.8%	46	18
Whole Foods	1,057	2.5%	22,116	2.5%	32	10
TJX Companies, Inc.(3)	1,284	3.0%	21,430	2.4%	59	19
CVS	654	1.5%	14,153	1.6%	57	20
Ahold/Delhaize(4)	514	1.2%	12,333	1.4%	15	9
Bed Bath & Beyond Inc.(5)	498	1.2%	9,235	1.0%	19	-
Nordstrom(6)	320	0.7%	8,755	1.0%	9	-
Ross Dress For Less	551	1.3%	8,685	1.0%	25	9
L.A. Fitness Sports Club	423	1.0%	8,420	0.9%	12	4
Trader Joe's	258	0.6%	8,063	0.9%	26	7
PETCO Animal Supplies, Inc(7)	326	0.8%	7,929	0.9%	40	12
JAB Holding Company(8)	180	0.4%	6,725	0.7%	60	14
Starbucks	138	0.3%	6,725	0.7%	99	32
Gap, Inc(9)	196	0.5%	6,692	0.7%	15	2
Wells Fargo Bank	131	0.3%	6,612	0.7%	51	19
JPMorgan Chase Bank	117	0.3%	6,554	0.7%	36	7
Walgreens	288	0.7%	6,412	0.7%	27	10
Target	570	1.3%	6,365	0.7%	6	2
Bank of America	119	0.3%	6,202	0.7%	41	16
Kohl's	612	1.4%	5,859	0.7%	8	2
H.E. Butt Grocery Company(10)	345	0.8%	5,858	0.7%	5	-
Dick's Sporting Goods, Inc.(11)	340	0.8%	5,548	0.6%	7	2
Ulta	170	0.4%	5,081	0.6%	19	3
Top 25 Tenants	**16,581**	**38.9%**	**$ 278,136**	**31.0%**	**840**	**245**

(1) Kroger 21 / King Soopers 12 / Harris Teeter 9 / Ralphs 9 / Mariano's Fresh Market 3 / Quality Food Centers 2

(2) Safeway 21 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2 / Jewel 1

(3) TJ Maxx 26 / Homegoods 18 / Marshalls 13 / Sierra Trading Post 1 / Homesense 1

(4) Giant 10 / Stop & Shop 4 / Food Lion 1

(5) Bed Bath & Beyond 12 / Cost Plus World Market 5 / Buy Buy Baby 1 / Harmon Face Values 1

(6) Nordstrom Rack 9

(7) Petco 32 / Unleashed by Petco 8

(8) Panera 34 / Einstein Bros Bagels 13 / Peet's' Coffee & Tea 10 / Krispy Kreme 3

(9) Old Navy 10 / The Gap 3 / Athleta 1 / GAP BR Factory 1

(10) H.E.B. 4 / Central Market 1

(11) Dick's Sporting Goods 6 / Golf Galaxy 1

Regency Centers.
Supplemental Information 22

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

March 31, 2019

(GLA in thousands)

Anchor Tenants[1]

Year	GLA	Percent of GLA	Percent of Total ABR[3]		ABR
MTM[4]	86	0.2%	0.1%	$	12.82
2019	1,086	2.7%	1.3%		10.66
2020	2,601	6.5%	3.9%		13.18
2021	2,780	7.0%	4.0%		12.80
2022	3,136	7.9%	5.4%		15.14
2023	2,557	6.4%	4.7%		16.35
2024	2,749	6.9%	5.2%		16.60
2025	1,194	3.0%	2.3%		17.33
2026	1,245	3.1%	2.7%		19.07
2027	1,361	3.4%	2.6%		16.82
2028	1,539	3.9%	2.9%		16.75
10 Year Total	20,334	51.0%	35.2%	$	15.27
Thereafter	5,263	13.2%	9.6%		16.14
	25,597	**64.2%**	**44.9%**	**$**	**15.45**

Shop Tenants[2]

Year	GLA	Percent of GLA	Percent of Total ABR[3]		ABR
MTM[4]	221	0.6%	0.7%	$	29.26
2019	1,172	2.9%	4.1%		30.69
2020	2,106	5.3%	7.7%		32.08
2021	2,109	5.3%	7.7%		32.36
2022	2,172	5.4%	8.2%		33.23
2023	1,889	4.7%	7.4%		34.37
2024	1,335	3.3%	5.1%		33.71
2025	828	2.1%	3.5%		37.20
2026	675	1.7%	2.8%		36.58
2027	546	1.4%	2.3%		37.33
2028	616	1.5%	2.9%		40.92
10 Year Total	13,669	34.3%	52.3%	$	33.76
Thereafter	635	1.6%	2.8%		39.18
	14,304	**35.8%**	**55.1%**	**$**	**34.00**

All Tenants

Year	GLA	Percent of GLA	Percent of Total ABR[3]		ABR
MTM[4]	308	0.8%	0.9%	$	24.65
2019	2,258	5.7%	5.4%		21.06
2020	4,707	11.8%	11.5%		21.64
2021	4,889	12.3%	11.8%		21.24
2022	5,307	13.3%	13.6%		22.54
2023	4,447	11.1%	12.1%		24.01
2024	4,084	10.2%	10.3%		22.20
2025	2,022	5.1%	5.8%		25.47
2026	1,920	4.8%	5.5%		25.22
2027	1,907	4.8%	4.9%		22.70
2028	2,155	5.4%	5.8%		23.67
10 Year Total	34,004	85.2%	87.5%	$	22.70
Thereafter	5,898	14.8%	12.5%		18.62
	39,901	**100.0%**	**100.0%**	**$**	**22.10**

Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1) Anchor tenants represent any tenant occupying at least 10,000 square feet.

(2) Shop tenants represent any tenant occupying less than 10,000 square feet.

(3) Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

(4) Month to month lease or in process of renewal.

Regency Centers.

Supplemental Information 23

Portfolio Summary Report By State

March 31, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share				
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
200 Potrero			CA	San Francisco-Oakland-Hayward	31	31	100.0%				-	$12.98
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad	240	240	99.5%			68	Ralphs, Jimbo's...Naturally!	$33.63
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	89	89	100.0%		143	58	Albertsons(Target)	$29.82
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad	207	207	100.0%			42	Von's, Kohl's	$25.93
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	122	49	95.7%			32	Mollie Stone's Market	$25.14
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	96.7%			34	Safeway	$27.26
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	99.2%			25	Sprout's, Target, 24 Hour Fitness	$19.31
Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	100.0%				-	$27.70
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Hayward	260	260	91.5%			14	Grocery Outlet, Orchard Supply Hardware	$22.30
Corral Hollow	RC	25%	CA	Stockton-Lodi	167	42	100.0%			66	Safeway, Orchard Supply & Hardware	$17.51
Costa Verde Center			CA	San Diego-Carlsbad	179	179	88.6%			40	Bristol Farms	$33.93
Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	95.7%			37	Ralphs, Best Buy, LA Fitness	$31.63
Diablo Plaza			CA	San Francisco-Oakland-Hayward	63	63	95.2%		53	53	(Safeway)	$40.34
El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	97.7%			31	Bristol Farms	$37.88
El Cerrito Plaza			CA	San Francisco-Oakland-Hayward	256	256	97.9%		67	78	(Lucky's), Trader Joe's	$29.85
El Norte Pkwy Plaza			CA	San Diego-Carlsbad	91	91	97.0%			42	Von's	$18.64
Encina Grande			CA	San Francisco-Oakland-Hayward	106	106	99.1%			38	Whole Foods	$31.36
Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	98.7%			35	Smart & Final	$30.16
Folsom Prairie City Crossing			CA	Sacramento--Roseville--Arden-Arcade	90	90	100.0%			55	Safeway	$20.96
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	98.6%			44	Stater Bros.	$26.83
Friars Mission Center			CA	San Diego-Carlsbad	147	147	100.0%			55	Ralphs	$35.64
Gateway 101			CA	San Francisco-Oakland-Hayward	92	92	100.0%		212		(Home Depot), (Best Buy), Target, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	97.1%			40	Gelson's Markets	$28.07
Golden Hills Plaza			CA	San Luis Obispo-Paso Robles-Arroyo Grande	244	244	96.1%				Lowe's	$7.45
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	98.8%			24	Sprout's Markets	$23.92
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Anaheim	66	13	100.0%			52	Ralphs	$25.48
Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	100.0%			44	Ralphs	$37.74
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	48.9%				-	$16.07
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	100.0%		39	39	(Albertsons)	$28.59
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Anaheim	68	14	100.0%			26	Whole Foods	$36.28
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.7%			43	Safeway	$20.98
Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	97.1%			43	Stater Bros.	$23.40
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad	102	41	100.0%			44	Albertsons	$14.58
Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	100.0%			58	Albertsons	$26.26
Oak Shade Town Center			CA	Sacramento--Roseville--Arden-Arcade	104	104	96.3%			40	Safeway	$22.67
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	97.8%			44	Gelson's Markets	$20.67
Parnassus Heights Medical	RLP	50%	CA	San Francisco-Oakland-Hayward	146	73	99.6%				Central Parking System	$84.87
Persimmon Place			CA	San Francisco-Oakland-Hayward	153	153	100.0%			40	Whole Foods, Nordstrom Rack	$35.05
Plaza Escuela			CA	San Francisco-Oakland-Hayward	154	154	96.4%				-	$45.24
Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	92.8%			37	Von's	$26.43
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	227	91	100.0%				Target, Burlington	$22.83
Pleasanton Plaza			CA	San Francisco-Oakland-Hayward	163	163	78.5%				JCPenney	$11.17
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad	205	82	95.7%			50	Von's	$22.63
Potrero Center			CA	San Francisco-Oakland-Hayward	227	227	83.5%			60	Safeway	$33.94
Powell Street Plaza			CA	San Francisco-Oakland-Hayward	166	166	91.2%			10	Trader Joe's	$34.84
Raley's Supermarket	C	20%	CA	Sacramento--Roseville--Arden-Arcade	63	13	100.0%			63	Raley's	$12.50
Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%			35	Ralphs	$18.36
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad	153	61	95.6%			40	Smart & Final	$22.32
Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	100.0%			37	Superior Super Warehouse	$21.11
San Carlos Marketplace			CA	San Francisco-Oakland-Hayward	154	154	100.0%				TJ Maxx, Best Buy	$35.23
Scripps Ranch Marketplace			CA	San Diego-Carlsbad	132	132	100.0%			57	Vons	$30.56
San Leandro Plaza			CA	San Francisco-Oakland-Hayward	50	50	100.0%		38	38	(Safeway)	$36.61
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	95.7%			48	Safeway	$25.71
Sequoia Station			CA	San Francisco-Oakland-Hayward	103	103	99.7%		62	62	(Safeway)	$42.76
Serramonte Center			CA	San Francisco-Oakland-Hayward	1,076	1,076	96.5%				Macy's, Target, Dick's Sporting Goods, JCPenney, Dave & Buster's, Nordstrom Rack	$24.56
Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53		(Orchard Supply Hardware)	$23.36
Silverado Plaza	GRI	40%	CA	Napa	85	34	99.0%			32	Nob Hill	$17.86
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%			53	Safeway	$19.22
South Bay Village			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%			30	Wal-Mart Orchard Supply Hardware	$20.31
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	100.0%			46	Ralphs	$22.51
Tassajara Crossing			CA	San Francisco-Oakland-Hayward	146	146	99.3%			56	Safeway	$24.36
The Hub Hillcrest Market			CA	San Diego-Carlsbad	149	149	95.3%			52	Ralphs, Trader Joe's	$39.03
The Marketplace Shopping Ctr			CA	Sacramento--Roseville--Arden-Arcade	111	111	96.7%			35	Safeway	$24.86
Town and Country Center	O	18%	CA	Los Angeles-Long Beach-Anaheim	230	42	40.0%			41	Whole Foods	$47.10
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%			44	Stater Bros.	$31.61
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	93.4%			41	Ralphs	$19.98
Twin Peaks			CA	San Diego-Carlsbad	208	208	99.5%			45	Atlas International Market, Target	$20.73
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$27.72
Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	100.0%			37	Whole Foods	$34.04
Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	98.4%			45	Von's, Ross Dress for Less	$21.70
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%			25	Safeway	$18.13

Regency Centers.

Supplemental Information

24

Portfolio Summary Report By State

March 31, 2019

(GLA in thousands)

Property Name	JV	REG %	State	CBSA	JVs at 100% GLA	REG's pro-rata share GLA	REG's pro-rata share % Leased	REG's pro-rata share % Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	95.1%			72	Von's, Sprouts	$37.96
Willows Shopping Center			CA	San Francisco-Oakland-Hayward	249	249	88.9%				-	$29.58
Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%			78	El Super	$15.91
Woodside Central			CA	San Francisco-Oakland-Hayward	81	81	98.5%		113		(Target)	$25.23
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Hayward	110	44	99.0%				Sports Basement	$37.35
			CA		**11,183**	**9,235**	**95.6%**	**96.2%**	**780**	**2,687**		
Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	353	141	90.5%			71	King Soopers, Hobby Lobby	$14.61
Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	91.6%			44	Safeway	$18.31
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	100.0%			65	King Soopers	$20.14
Boulevard Center			CO	Denver-Aurora-Lakewood	79	79	74.2%		53	53	(Safeway)	$30.85
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	96.1%			62	King Soopers	$11.47
Centerplace of Greeley III			CO	Greeley	119	119	100.0%				Hobby Lobby	$11.33
Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	96.3%			72	King Soopers	$10.29
Crossroads Commons	C	20%	CO	Boulder	143	29	98.7%			66	Whole Foods	$27.56
Crossroads Commons II	C	20%	CO	Boulder	20	4	47.0%				(Whole Foods)	$29.24
Falcon Marketplace			CO	Colorado Springs	22	22	93.8%		184	50	(Wal-Mart)	$23.15
Hilltop Village			CO	Denver-Aurora-Lakewood	100	100	98.7%			66	King Soopers	$11.04
Kent Place	M	50%	CO	Denver-Aurora-Lakewood	48	48	100.0%			30	King Soopers	$20.81
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	95.4%			78	King Soopers	$10.37
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	98.3%			61	King Soopers	$12.07
Marketplace at Briargate			CO	Colorado Springs	29	29	90.0%		66	66	(King Soopers)	$32.30
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%			70	King Soopers	$12.14
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	97.0%			55	King Soopers	$11.48
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	96.3%		100	100	(King Soopers)	$26.93
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	98.3%			70	King Soopers	$13.17
Woodmen Plaza			CO	Colorado Springs	116	116	94.4%			70	King Soopers	$13.24
			CO		**2,000**	**1,455**	**94.4%**	**95.2%**	**403**	**1,149**		
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%				-	$60.00
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%				-	$27.45
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	97.8%				-	$30.68
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	123	123	86.2%				-	$46.55
Brookside Plaza			CT	Hartford-West Hartford-East Hartford	217	217	91.4%			60	ShopRite	$14.57
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	100.0%			12	Trader Joe's	$48.68
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%			59	Stop & Shop, Kohl's	$14.19
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	100.0%			10	Trader Joe's, Best Buy, Edge Fitness	$29.16
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	100.0%			12	Trader Joe's	$24.03
Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%				Kohl's	$18.99
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	93.2%				-	$32.64
Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$53.92
Southbury Green			CT	New Haven-Milford	156	156	96.4%			60	ShopRite	$22.70
The Village Center			CT	Bridgeport-Stamford-Norwalk	90	90	84.3%			22	The Fresh Market	$39.95
Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart	$0.56
			CT		**1,639**	**1,528**	**96.1%**	**95.8%**	**0**	**358**		
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	85.8%			12	Trader Joe's	$41.19
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	82.4%				-	$113.49
			DC		**40**	**12**	**84.4%**	**84.0%**	**0**	**12**		
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	95.6%			49	Acme Markets, K-Mart	$14.88
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	92.2%				-	$24.01
			DE		**296**	**257**	**94.9%**	**95.3%**	**0**	**49**		
Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	86.5%		58	58	(Lucky's)	$22.31
Anastasia Plaza			FL	Jacksonville	102	102	92.3%			49	Publix	$13.44
Atlantic Village			FL	Jacksonville	105	105	92.5%				LA Fitness	$16.92
Aventura Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	97	97	98.9%			49	Publix	$36.80
Aventura Square			FL	Miami-Fort Lauderdale-West Palm Beach	144	144	79.3%				Bed, Bath & Beyond	$39.16
Banco Popular Building			FL	Miami-Fort Lauderdale-West Palm Beach	33	33	33.4%				-	$25.74
Berkshire Commons			FL	Naples-Immokalee-Marco Island	110	110	97.5%			66	Publix	$14.29
Bird 107 Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	40	40	100.0%				-	$20.25
Bird Ludlam			FL	Miami-Fort Lauderdale-West Palm Beach	192	192	98.5%			44	Winn-Dixie	$23.26
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	254	254	91.2%			48	Publix, Bealls	$15.50
Bluffs Square Shoppes			FL	Miami-Fort Lauderdale-West Palm Beach	124	124	93.8%			40	Publix	$14.94
Boca Village Square			FL	Miami-Fort Lauderdale-West Palm Beach	92	92	97.6%			36	Publix	$22.23
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	110	110	94.9%			46	Publix	$16.66
Boynton Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	105	105	94.4%			54	Publix	$21.59
Brooklyn Station on Riverside			FL	Jacksonville	50	50	100.0%			20	The Fresh Market	$25.98
Caligo Crossing			FL	Miami-Fort Lauderdale-West Palm Beach	11	11	35.0%		98		(Kohl's)	$54.73
Carriage Gate			FL	Tallahassee	73	73	100.0%			13	Trader Joe's	$23.34
Cashmere Corners			FL	Port St. Lucie	86	86	76.1%			44	WalMart	$13.50
Charlotte Square			FL	Punta Gorda	91	91	78.3%			44	WalMart	$10.39
Chasewood Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	151	151	98.8%			54	Publix	$25.91
Concord Shopping Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	309	309	95.4%			78	Winn-Dixie, Home Depot	$12.23
Coral Reef Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	75	75	98.8%			25	Aldi	$31.14
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	95.3%			51	Publix	$13.87
Country Walk Plaza	NYC	30%	FL	Miami-Fort Lauderdale-West Palm Beach	101	30	93.6%			40	Publix	$20.05
Countryside Shops			FL	Miami-Fort Lauderdale-West Palm Beach	193	193	92.4%			46	Publix, Stein Mart	$18.56

Regency Centers.

Supplemental Information

25

Portfolio Summary Report By State

March 31, 2019

(GLA in thousands)

Property Name	JV	REG %	State	CBSA	JVs at 100% GLA	REG's pro-rata share GLA	REG's pro-rata share % Leased	REG's pro-rata share % Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
Fleming Island			FL	Jacksonville	132	132	97.5%		130	48	Publix, (Target)	$16.03
Fountain Square			FL	Miami-Fort Lauderdale-West Palm Beach	177	177	96.4%		140	46	Publix,(Target)	$25.82
Gardens Square			FL	Miami-Fort Lauderdale-West Palm Beach	90	90	100.0%			42	Publix	$18.13
Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	100.0%				Best Buy	$21.13
Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%			54	Publix	$16.32
Greenwood Shopping Centre			FL	Miami-Fort Lauderdale-West Palm Beach	133	133	92.0%			50	Publix	$15.37
Hammocks Town Center			FL	Miami-Fort Lauderdale-West Palm Beach	184	184	98.7%		86	40	Publix, Metro-Dade Public Library, (Kendall Ice Arena)	$16.97
Hibernia Pavilion			FL	Jacksonville	51	51	89.6%			39	Publix	$15.99
Homestead McDonald's			FL	Miami-Fort Lauderdale-West Palm Beach	4	4	100.0%				-	$27.74
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%			45	Publix	$15.43
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix	$16.28
Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	96.7%				LA Fitness	$23.43
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	94.9%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness	$15.95
Lantana Outparcels			FL	Miami-Fort Lauderdale-West Palm Beach	17	17	100.0%				-	$18.28
Mandarin Landing			FL	Jacksonville	140	140	89.1%			50	Whole Foods	$17.94
Millhopper Shopping Center			FL	Gainesville	83	83	100.0%			46	Publix	$17.76
Naples Walk Shopping Center			FL	Naples-Immokalee-Marco Island	125	125	92.9%			51	Publix	$16.62
Newberry Square			FL	Gainesville	181	181	45.8%			40	Publix	$10.14
Nocatee Town Center			FL	Jacksonville	107	107	100.0%			54	Publix	$19.83
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%			48	Publix	$15.02
Oakleaf Commons			FL	Jacksonville	74	74	98.1%			46	Publix	$15.01
Ocala Corners			FL	Tallahassee	87	87	98.6%			61	Publix	$14.95
Old St Augustine Plaza			FL	Jacksonville	256	256	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness	$9.97
Pablo Plaza			FL	Jacksonville	161	161	98.4%			34	Whole Foods	$17.23
Pavillion			FL	Naples-Immokalee-Marco Island	168	168	90.2%				LA Fitness	$21.23
Pine Island			FL	Miami-Fort Lauderdale-West Palm Beach	255	255	96.9%			40	Publix, Burlington Coat Factory	$14.59
Pine Ridge Square			FL	Miami-Fort Lauderdale-West Palm Beach	118	118	97.0%			17	The Fresh Market	$17.90
Pine Tree Plaza			FL	Jacksonville	63	63	92.9%			38	Publix	$14.49
Pinecrest Place			FL	Miami-Fort Lauderdale-West Palm Beach	70	70	92.0%		173	47	Whole Foods, (Target)	$39.36
Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	202	40	100.0%			51	Publix	$26.74
Point Royale Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	202	202	98.7%			45	Winn-Dixie, Burlington Coat Factory	$15.70
Prosperity Centre			FL	Miami-Fort Lauderdale-West Palm Beach	124	124	93.5%				Bed, Bath & Beyond	$21.84
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	97.5%		66		AMC Theater, (Best Buy), (Macdill)	$17.60
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	88.8%			40	Publix	$11.27
Salerno Village			FL	Port St. Lucie	5	5	100.0%				-	$16.53
Sawgrass Promenade			FL	Miami-Fort Lauderdale-West Palm Beach	107	107	91.5%			36	Publix	$12.51
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	98.4%			54	Publix	$22.85
Sheridan Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	506	506	86.9%			66	Publix, Kohl's, LA Fitness	$19.31
Shoppes @ 104			FL	Miami-Fort Lauderdale-West Palm Beach	112	112	98.8%			46	Winn-Dixie	$18.84
Shoppes at Bartram Park	O	50%	FL	Jacksonville	134	67	100.0%		97	45	Publix(Kohl's)	$20.40
Shoppes at Lago Mar			FL	Miami-Fort Lauderdale-West Palm Beach	83	83	95.8%			42	Publix	$15.65
Shoppes at Sunlake Centre			FL	Tampa-St. Petersburg-Clearwater	98	98	100.0%			46	Publix	$21.16
Shoppes of Jonathan's Landing			FL	Miami-Fort Lauderdale-West Palm Beach	27	27	100.0%		54	54	(Publix)	$24.79
Shoppes of Oakbrook			FL	Miami-Fort Lauderdale-West Palm Beach	200	200	98.2%			44	Publix, Stein Mart	$16.72
Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Immokalee-Marco Island	77	38	100.0%			61	Publix	$15.27
Shoppes of Silver Lakes			FL	Miami-Fort Lauderdale-West Palm Beach	127	127	91.4%			48	Publix	$18.98
Shoppes of Sunset			FL	Miami-Fort Lauderdale-West Palm Beach	22	22	91.1%				-	$24.70
Shoppes of Sunset II			FL	Miami-Fort Lauderdale-West Palm Beach	28	28	67.6%				-	$22.90
Shops at John's Creek			FL	Jacksonville	15	15	100.0%				-	$23.68
Shops at Skylake			FL	Miami-Fort Lauderdale-West Palm Beach	287	287	91.4%			51	Publix, LA Fitness	$23.32
South Beach Regional			FL	Jacksonville	308	308	98.8%			13	Trader Joe's, Home Depot, Stein Mart	$15.00
South Point			FL	Sebastian-Vero Beach	65	65	95.7%			45	Publix	$15.93
Starke			FL	Other	13	13	100.0%				-	$25.56
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	97.6%		143		Kohl's, (Target)	$6.79
Tamarac Town Square			FL	Miami-Fort Lauderdale-West Palm Beach	125	125	73.8%			38	Publix	$13.00
The Grove	NYC	30%	FL	Orlando-Kissimmee-Sanford	152	46	100.0%			52	Publix, LA Fitness	$20.96
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	81.7%				-	$24.02
The Village at Hunter's Lake			FL	Tampa-St. Petersburg-Clearwater	72	72	81.2%			29	Sprouts	$25.46
Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	100.0%				Ross Dress for Less	$10.54
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%				-	$31.98
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	89.6%			59	Publix	$16.10
Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	95.0%			31	Lucky's	$15.18
University Commons			FL	Miami-Fort Lauderdale-West Palm Beach	180	180	100.0%			51	Whole Foods, Nordstrom Rack	$31.63
Veranda Shoppes	NYC	30%	FL	Miami-Fort Lauderdale-West Palm Beach	45	13	97.3%			29	Publix	$27.05
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	97.9%			50	Publix	$20.21
Waterstone Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	61	61	100.0%			46	Publix	$16.69
Welleby Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	110	110	96.5%			47	Publix	$13.52
Wellington Town Square			FL	Miami-Fort Lauderdale-West Palm Beach	112	112	100.0%			45	Publix	$24.25
West Bird Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	100	100	86.5%			38	Publix	$18.47
West Lake Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	101	101	95.8%			46	Winn-Dixie	$18.90
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	95.2%			51	Publix	$16.32
Westport Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	47	47	97.9%			28	Publix	$20.05
Willa Springs	USAA	20%	FL	Orlando-Kissimmee-Sanford	90	18	100.0%			44	Publix	$21.10
Young Circle Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	65	65	59.0%			23	-	$21.04
			FL		**11,795**	**11,078**	**93.8%**	**93.7%**	**1,107**	**3,527**		

Regency Centers.

Supplemental Information

26

Portfolio Summary Report By State

March 31, 2019

(GLA in thousands)

Property Name	JV	REG %	State	CBSA	JVs at 100% GLA	REG's pro-rata share GLA	REG's pro-rata share % Leased	REG's pro-rata share % Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Ashford Place			GA	Atlanta-Sandy Springs-Roswell	53	53	100.0%				-	$21.80
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Roswell	43	43	100.0%				-	$21.72
Briarcliff Village			GA	Atlanta-Sandy Springs-Roswell	190	190	98.4%			43	Publix	$16.41
Bridgemill Market			GA	Atlanta-Sandy Springs-Roswell	89	89	82.4%			38	Publix	$16.80
Brighten Park			GA	Atlanta-Sandy Springs-Roswell	137	137	95.7%			25	The Fresh Market	$25.99
Buckhead Court			GA	Atlanta-Sandy Springs-Roswell	49	49	98.2%				-	$27.13
Buckhead Station			GA	Atlanta-Sandy Springs-Roswell	234	234	100.0%				Nordstrom Rack, TJ Maxx, Bed Bath & Beyond	$24.15
Cambridge Square			GA	Atlanta-Sandy Springs-Roswell	71	71	100.0%			41	Kroger	$15.62
Chastain Square			GA	Atlanta-Sandy Springs-Roswell	92	92	96.7%			37	Publix	$21.52
Cornerstone Square			GA	Atlanta-Sandy Springs-Roswell	80	80	100.0%			18	Aldi	$17.24
Sope Creek Crossing			GA	Atlanta-Sandy Springs-Roswell	99	99	91.9%			45	Publix	$16.24
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Roswell	86	17	83.8%			44	Publix	$19.92
Dunwoody Village			GA	Atlanta-Sandy Springs-Roswell	121	121	94.3%			18	The Fresh Market	$19.97
Howell Mill Village			GA	Atlanta-Sandy Springs-Roswell	92	92	98.6%			31	Publix	$23.14
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Roswell	82	82	99.9%			30	Whole Foods	$37.59
Piedmont Peachtree Crossing			GA	Atlanta-Sandy Springs-Roswell	152	152	84.3%			56	Kroger	$21.33
Powers Ferry Square			GA	Atlanta-Sandy Springs-Roswell	101	101	100.0%				-	$31.74
Powers Ferry Village			GA	Atlanta-Sandy Springs-Roswell	79	79	87.3%			48	Publix	$9.57
Russell Ridge			GA	Atlanta-Sandy Springs-Roswell	101	101	97.7%			63	Kroger	$13.12
Sandy Springs			GA	Atlanta-Sandy Springs-Roswell	116	116	87.7%			12	Trader Joe's	$22.67
The Shops at Hampton Oaks			GA	Atlanta-Sandy Springs-Roswell	21	21	56.3%				-	$11.12
Williamsburg at Dunwoody			GA	Atlanta-Sandy Springs-Roswell	45	45	81.3%				-	$25.54
			GA		**2,134**	**2,065**	**94.1%**	**94.4%**	**0**	**551**		
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	97.1%			87	Super H Mart, Home Depot	$11.29
Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	83.3%				-	$37.09
Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	96.6%			12	Trader Joe's	$24.01
Hinsdale			IL	Chicago-Naperville-Elgin	179	179	93.7%			57	Whole Foods	$15.15
Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	78.1%			45	Whole Foods	$26.46
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	94.6%			74	Mariano's Fresh Market	$17.89
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	100.0%			51	Mariano's Fresh Market	$21.47
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Elgin	96	38	96.9%			63	Jewel-Osco	$12.10
Westchester Commons			IL	Chicago-Naperville-Elgin	139	139	91.0%			80	Mariano's Fresh Market	$17.90
Willow Festival			IL	Chicago-Naperville-Elgin	404	404	98.2%			60	Whole Foods, Lowe's	$17.93
			IL		**1,746**	**1,343**	**93.4%**	**95.7%**	**0**	**530**		
Shops on Main	M	93%	IN	Chicago-Naperville-Elgin	254	254	98.4%			40	Whole Foods, Dick's Sporting Goods	$15.86
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	100.0%		64	64	(Kroger)	$17.54
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	93.4%			12	Trader Joe's	$25.72
			IN		**393**	**310**	**98.1%**	**98.2%**	**64**	**116**		
Bluebonnet Village			LA	Baton Rouge	102	102	88.7%			33	Rouses Market	$13.64
Elmwood Oaks Shopping Center			LA	New Orleans-Metairie	136	136	100.0%				Academy Sports	$10.12
			LA		**238**	**238**	**95.2%**	**95.2%**	**0**	**33**		
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	155	155	100.0%			61	Stop & Shop	$24.51
Northborough Crossing	NYC	30%	MA	Worcester	646	194	98.2%			139	Wegmans, BJ's Wholesale Club, Kohl's,Dick's Sporting Goods, Pottery Barn Outlet	$13.12
Old Connecticut Path	NYC	30%	MA	Boston-Cambridge-Newton	80	24	100.0%			66	Stop & Shop	$21.42
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$17.58
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	94.7%			11	Trader Joe's	$30.01
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$37.44
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$21.48
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	100.0%			55	Shaw's	$24.74
The Abbot			MA	Boston-Cambridge-Newton	41	41	7.5%				-	$127.63
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage	$20.25
Whole Foods at Swampscott			MA	Boston-Cambridge-Newton	36	36	100.0%			36	Whole Foods	$27.20
			MA		**1,633**	**1,124**	**96.7%**	**95.9%**	**0**	**657**		
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	89.1%			9	Trader Joe's	$37.81
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	99.0%			70	Shoppers Food Warehouse	$18.25
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	98.5%			10	Trader Joe's	$39.18
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	100.0%				-	$40.70
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	89.9%			41	Giant	$16.72
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	95.5%			44	Shoppers Food Warehouse	$20.82
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	99.2%			64	Shoppers Food Warehouse	$13.44
Valley Centre	GRI	40%	MD	Baltimore-Columbia-Towson	220	88	97.3%			18	Aldi	$17.01
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	117	117	99.0%		75	63	Giant, (Sunrise)	$28.17
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	45	98.5%				LA Fitness	$27.13
Westwood - Manor Care			MD	Washington-Arlington-Alexandria	41	41	0.0%				-	$0.00
Westwood Shopping Center			MD	Washington-Arlington-Alexandria	213	213	94.3%			55	Giant	$34.58
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	98.1%				-	$32.41
			MD		**1,438**	**792**	**93.6%**	**96.3%**	**75**	**374**		
Fenton Marketplace			MI	Flint	97	97	100.0%				Family Farm & Home	$8.44
			MI		**97**	**97**	**100.0%**	**100.0%**	**0**	**0**		
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	176	44	100.0%		87		Factory)	$14.72
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%			50	Whole Foods	$24.46

Regency Centers.

Supplemental Information

27

Portfolio Summary Report By State

March 31, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share				
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	98.6%			44	Lund's	$24.30
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	96.4%				Kohl's	$12.74
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	89.5%			89	CUB Foods	$13.08
			MN		**665**	**205**	**96.7%**	**97.0%**	**87**	**183**		
Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$10.83
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.13
Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$10.93
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, (Target), (Lowe's)	$10.14
			MO		**408**	**408**	**100.0%**	**100.0%**	**388**	**314**		
Cameron Village	C	30%	NC	Raleigh	558	167	95.8%			87	Harris Teeter, The Fresh Market, Wake Public Library	$23.48
Carmel Commons			NC	Charlotte-Concord-Gastonia	133	133	98.5%			14	The Fresh Market	$20.80
Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	97.4%			42	Harris Teeter	$16.51
Market at Colonnade Center			NC	Raleigh	58	58	100.0%			40	Whole Foods	$27.47
Glenwood Village			NC	Raleigh	43	43	100.0%			28	Harris Teeter	$16.77
Harris Crossing			NC	Raleigh	65	65	98.3%			53	Harris Teeter	$9.15
Holly Park			NC	Raleigh	160	160	90.6%			12	Trader Joe's	$17.49
Lake Pine Plaza			NC	Raleigh	88	88	96.8%			58	Harris Teeter	$12.77
Midtown East	O	50%	NC	Raleigh	174	87	88.1%			120	Wegmans	$19.64
Providence Commons	RC	25%	NC	Charlotte-Concord-Gastonia	74	19	100.0%			50	Harris Teeter	$18.60
Ridgewood Shopping Center	C	20%	NC	Raleigh	93	19	90.4%			30	Whole Foods	$16.99
Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	87	87	100.0%			53	Harris Teeter	$18.13
Shoppes of Kildaire	GRI	40%	NC	Raleigh	145	58	96.7%			46	Trader Joe's, Aldi	$18.72
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	96.1%			59	Harris Teeter	$16.22
Sutton Square	C	20%	NC	Raleigh	101	20	89.8%			24	The Fresh Market	$19.92
Village Plaza	C	20%	NC	Durham-Chapel Hill	73	15	86.8%			42	Whole Foods	$19.77
Willow Oaks			NC	Charlotte-Concord-Gastonia	69	69	94.9%			49	Publix	$17.17
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	100.0%			41	Food Lion	$13.66
			NC		**2,179**	**1,293**	**95.0%**	**96.4%**	**0**	**848**		
Chimney Rock			NJ	New York-Newark-Jersey City	218	218	96.9%			50	Whole Foods, Nordstrom Rack	$35.93
District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	100.0%			44	Whole Foods	$29.29
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$13.78
Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	89.0%			60	Shop Rite	$22.35
Riverfront Plaza	NYC	30%	NJ	New York-Newark-Jersey City	129	39	95.9%			70	ShopRite	$25.51
			NJ		**571**	**333**	**95.9%**	**96.1%**	**0**	**258**		
101 7th Avenue			NY	New York-Newark-Jersey City	57	57	100.0%				Barney's New York	$79.13
1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%			25	The Food Emporium	$116.62
1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				-	$116.47
90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Trader Joe's	$34.27
Broadway Plaza			NY	New York-Newark-Jersey City	147	147	97.2%			18	Aldi	$38.73
Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	100.0%			63	Stop & Shop	$47.18
The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	98.9%			13	Trader Joe's, Nordstrom Rack	$48.38
Hewlett Crossing I & II			NY	New York-Newark-Jersey City	53	53	96.3%				Petco	$37.71
Rivertowns Square			NY	New York-Newark-Jersey City	116	116	90.5%			18	Brooklyn Harvest Market, Ipic Theaters	$36.71
The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	97.8%			52	King Kullen	$21.40
Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness	$34.20
Westbury Plaza			NY	New York-Newark-Jersey City	394	394	96.2%			110	Wal-Mart, Costco, Marshalls, Total Wine and More	$24.78
			NY		**1509**	**1424**	**97.2%**	**97.1%**	**0**	**357**		
Cherry Grove			OH	Cincinnati	196	196	99.2%			66	Kroger	$12.14
East Pointe			OH	Columbus	107	107	100.0%			76	Kroger	$10.55
Hyde Park			OH	Cincinnati	397	397	93.1%			169	Kroger, Remke Markets	$16.56
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%			65	Kroger	$12.79
Northgate Plaza (Maxtown Road)			OH	Columbus	114	114	100.0%		90	91	Kroger, (Home Depot)	$11.55
Red Bank Village			OH	Cincinnati	176	176	100.0%			152	Wal-Mart	$7.53
Regency Commons			OH	Cincinnati	34	34	90.3%				-	$26.03
West Chester Plaza			OH	Cincinnati	88	88	98.4%			67	Kroger	$9.88
			OH		**1,205**	**1,205**	**97.2%**	**97.2%**	**90**	**685**		
Corvallis Market Center			OR	Corvallis	85	85	100.0%			12	Trader Joe's	$21.27
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Whole Foods	$14.80
Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	86.9%			41	Safeway	$18.93
Northgate Marketplace			OR	Medford	81	81	100.0%			13	Trader Joe's	$23.40
Northgate Marketplace Ph II			OR	Medford	177	177	96.2%				Dick's Sporting Goods	$16.88
Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	98.4%			55	Safeway	$11.43
Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$30.11
Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	100.0%				Bed, Bath & Beyond	$21.09
			OR		**835**	**779**	**96.7%**	**96.4%**	**0**	**215**		
Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Ahart's Market	$15.39
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	93.6%				Ross Dress for Less	$21.34
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	97.9%			11	Trader Joe's	$31.94
Hershey			PA	Other	6	6	100.0%				-	$28.00
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	98.7%		244	111	(Wegmans), (Target)	$25.81
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	96.7%			51	Weis Markets	$24.12
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	143	57	88.2%			56	Acme Markets	$18.88
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	96.1%			73	Valley Farm Market	$10.58
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	97.1%			51	Giant	$21.30
			PA		**983**	**584**	**95.5%**	**96.4%**	**244**	**375**		
Indigo Square			SC	Charleston-North Charleston	51	51	94.8%			22	Publix	$28.63
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%			38	Publix	$16.72

Regency Centers.

Supplemental Information

28

Portfolio Summary Report By State

March 31, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share				
Property Name	**JV**	**REG %**	**State**	**CBSA**	**GLA**	**GLA**	**% Leased**	**% Leased - Retail Operating Properties**	**Retailer-Owned GLA**	**Grocery Anchor GLA**	**Major Tenants(1)**	**Avg. Base Rent PSF**
			SC		**131**	**83**	**98.0%**	**100.0%**	**0**	**59**		
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro--Franklin	70	70	100.0%			55	Publix	$15.62
Northlake Village			TN	Nashville-Davidson--Murfreesboro--Franklin	138	138	100.0%			75	Kroger	$14.04
Peartree Village			TN	Nashville-Davidson--Murfreesboro--Franklin	110	110	100.0%			84	Kroger	$19.84
			TN		**318**	**318**	**100.0%**	**100.0%**	**0**	**214**		
Alden Bridge	USAA	20%	TX	Houston-The Woodlands-Sugar Land	139	28	98.8%			68	Kroger	$20.29
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	98.0%			83	Kroger	$11.71
CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%			40	Whole Foods	$27.60
CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%				-	$26.66
Cochran's Crossing			TX	Houston-The Woodlands-Sugar Land	138	138	96.6%			63	Kroger	$19.01
Hancock			TX	Austin-Round Rock	410	410	53.8%			90	H.E.B	$20.92
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$27.21
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%				-	$47.53
Indian Springs Center			TX	Houston-The Woodlands-Sugar Land	137	137	100.0%			79	H.E.B.	$24.45
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	99.0%			64	Tom Thumb	$16.12
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	92.7%		63	63	(Wal-Mart)	$26.59
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	98.9%			64	Tom Thumb	$20.79
Market at Round Rock			TX	Austin-Round Rock	123	123	98.6%			30	Sprout's Markets	$18.47
Market at Springwoods Village	M	53%	TX	Houston-The Woodlands-Sugar Land	167	167	95.5%			100	Kroger	$16.10
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	93.8%			49	Tom Thumb	$17.92
North Hills			TX	Austin-Round Rock	145	145	99.1%			60	H.E.B.	$23.21
Panther Creek			TX	Houston-The Woodlands-Sugar Land	166	166	94.6%			66	Randalls Food	$22.44
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	98.5%			64	Kroger	$14.57
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	99.5%			30	H.E.B. Central Market	$33.77
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	91.8%			61	Kroger	$14.24
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%			15	Trader Joe's	$23.14
Southpark at Cinco Ranch			TX	Houston-The Woodlands-Sugar Land	265	265	99.3%			101	Kroger, Academy Sports	$13.76
Sterling Ridge			TX	Houston-The Woodlands-Sugar Land	129	129	100.0%			63	Kroger	$21.07
Sweetwater Plaza	C	20%	TX	Houston-The Woodlands-Sugar Land	134	27	100.0%			65	Kroger	$17.91
Tech Ridge Center			TX	Austin-Round Rock	214	214	89.9%			84	H.E.B., Pinstack	$23.26
The Village at Riverstone			TX	Houston-The Woodlands-Sugar Land	167	167	92.6%			100	Kroger	$15.73
Weslayan Plaza East	GRI	40%	TX	Houston-The Woodlands-Sugar Land	169	68	99.1%				--	$19.75
Weslayan Plaza West	GRI	40%	TX	Houston-The Woodlands-Sugar Land	186	74	96.8%			52	Randalls Food	$19.65
Westwood Village			TX	Houston-The Woodlands-Sugar Land	187	187	97.9%		127		(Target)	$19.68
Woodway Collection	GRI	40%	TX	Houston-The Woodlands-Sugar Land	97	39	100.0%			45	Whole Foods	$29.15
			TX		**3,982**	**3,326**	**92.7%**	**91.7%**	**271**	**1,682**		
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	100.0%			57	Global Food	$14.66
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	95.0%			40	Whole Foods	$30.66
Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	96.4%			58	Safeway	$22.40
Carytown Exchange	M	9%	VA	Richmond	107	107	46.3%			38	Publix	$14.37
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	107	43	98.9%			55	Shoppers Food Warehouse, United States Coast Guard Ex	$19.49
Point 50			VA	Washington-Arlington-Alexandria	48	48	62.4%			30	Whole Foods	$22.00
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	92.2%			65	Shoppers Food Warehouse	$27.06
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	95.6%			50	Giant	$25.02
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	98.0%			62	Giant, Bob's Discount Furniture	$26.69
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%			18	Aldi	$9.20
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	71	29	100.0%			20	Earth Fare	$37.62
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	98.0%			51	Giant	$29.23
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	90.5%			63	Shoppers Food Warehouse	$23.76
Market Common Clarendon			VA	Washington-Arlington-Alexandria	422	422	71.4%			34	Whole Foods, Crate & Barrel	$35.19
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	100.0%			56	Giant	$20.83
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	91.4%			52	Harris Teeter	$19.93
Shops at Stonewall			VA	Washington-Arlington-Alexandria	308	308	100.0%			127	Wegmans, Dick's Sporting Goods	$18.71
The Field at Commonwealth			VA	Washington-Arlington-Alexandria	167	167	98.0%			122	Wegmans	$21.36
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	85.6%			47	Giant	$22.31
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	301	60	92.6%			48	Giant, Gold's Gym	$28.04
Village Shopping Center	GRI	40%	VA	Richmond	111	44	92.4%			45	Publix	$24.52
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	90.8%				-	$26.12
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	99.1%		141	59	Safeway, (Target)	$25.87
			VA		**3,484**	**2,036**	**90.7%**	**90.0%**	**141**	**1,197**		
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%			49	Safeway	$16.38
Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	94.6%			12	Trader Joe's, LA Fitness	$23.89

Regency Centers.

Supplemental Information

29

Portfolio Summary Report By State

March 31, 2019

(GLA in thousands)

Property Name	JV	REG %	State	CBSA	JVs at 100% GLA	REG's pro-rata share GLA	REG's pro-rata share % Leased	REG's pro-rata share % Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	114	57	79.1%			25	PCC Community Markets	$32.38
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	97.8%			64	Quality Food Centers	$25.82
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	95.6%			49	Safeway	$12.21
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	79	31	100.0%			29	Safeway	$27.55
Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	100.0%			45	Safeway, Regal Cinemas, Dick's Sporting Goods, Marshalls	$24.86
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%				-	$40.98
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	96.8%		40	40	(QFC)	$32.77
Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	100.0%					$33.94
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	98.9%		230		(Sears)	$25.12
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	94.2%			41	Quality Food Centers	$23.49
Roosevelt Square			WA	Seattle-Tacoma-Bellevue	148	148	100.0%			50	Whole Foods	$22.73
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	Trader Joe's, (Safeway)	$34.14
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112		(Target)	$30.61
			WA		**1,705**	**1,145**	**96.9%**	**98.7%**	**437**	**470**		
Regency Centers Total					**52,604**	**42,672**	**94.6%**	**95.0%**	**4,088**	**16,902**		**$22.02**

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
Note: In-process developments are bolded and italicized.

C: Co-investment Partnership with Oregon
GRI: Co-investment Partnership with GRI
M: Co-investment Partnership with Minority Partner
NYC: Co-investment Partnership with NYCRF
O: Other, single property co-investment Partnerships
RC: Co-investment Partnership with CalSTRS
RLP: Co-investment Partnership with Rider
USAA: Co-investment Partnership with USAA

Regency Centers.

Supplemental Information

30

Components of Net Asset Value (NAV)

As of March 31, 2019

(unaudited and in thousands)

Real Estate - Operating		
Operating Portfolio NOI excluding Straight-line Rent and Above/Below Market Rent - Current Quarter		
Wholly Owned NOI (page 5)	$	187,434
Share of JV NOI (page 7)	$	25,198
Less: Noncontrolling Interests (page 7)	$	(1,909)
Base Rent from leases signed but not yet rent-paying - Current Quarter		
Retail Operating Properties including redevelopments	$	2,500
Select Operating Properties with Near Term Redevelopment		
Estimated Incremental Project Costs (page 18)		$402,000 - $477,000
Estimated Incremental Stabilized Yield (page 18)		+/- 7%

Real Estate - In Process Developments		
Development Projects In Process		
REG's Estimated Net Project Costs (page 16)	$	270,735
Stabilized Yield (page 16)		7.3%
Annualized Proforma Stabilized NOI	**$**	**19,764**
REG's Estimated Net GAAP Project Costs[1] (page 16, footnote)	$	299,449
% of Costs Incurred (page 16, footnote)		70%
Construction in Progress	**$**	**89,835**
NOI from Development Projects In Process - Current Quarter		
Annualized Proforma Stabilized NOI	$	-
In-place NOI from Developments In Process	$	1,693

Fee Income		
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$	6,972
Less: Share of JV's Total fee income - Current Quarter (page 7)	$	(282)

Other Assets		
Estimated Market Value of Undeveloped Land		
Land held for sale or future development	$	44,550
Outparcels at retail operating properties		14,609
Total Estimated Market Value of Undeveloped Land	$	59,159
Wholly Owned Assets (page 3)		
Cash and Cash Equivalents	$	42,784
Tenant and other receivables, excluding Straight line rent receivables	$	56,044
Other Assets, excluding Goodwill	$	98,708
Share of JV Assets (page 6)		
Cash and Cash Equivalents	$	14,776
Tenant and other receivables, excluding Straight line rent receivables	$	5,741
Other Assets	$	12,537
Less: Noncontrolling Interests (page 6)	$	(5,156)

Liabilities		
Wholly Owned Debt Outstanding (page 12)		
Mortgage Loans	$	482,331
Unsecured Public/Private Notes		2,550,000
Unsecured Credit Facilities		675,000
Total Wholly Owned Debt Outstanding	$	3,707,331
Share of JV Debt Outstanding (page 14)	$	527,217
Other Wholly Owned Liabilities (page 3)		
Accounts Payable and Other Liabilities	$	183,983
Tenants' Security and Escrow Deposits	$	46,923
Other Share of JV Accounts Liabilities (page 6)		
Accounts Payable and Other Liabilities	$	33,951
Tenants' Security and Escrow Deposits	$	3,399
Less: Noncontrolling Interests (page 6)	$	(44,903)

Common Shares and Equivalents Outstanding	
Common Shares and Equivalents Issued and Outstanding (page 1)	167,867

[1]Includes additional interest and overhead capitalization.

Regency Centers.

Supplemental Information 31

Earnings Guidance

March 31, 2019

(in thousands, except per share data)

	1Q19A	Current 2019E	Previous 2019E
Net Income / Share[1]	$0.54	$1.41 - $1.47	$1.36 - $1.42
NAREIT FFO / Share[1][2]	$0.95	$3.80 - $3.86	$3.83 - $3.89
Same Property			
Same property NOI growth without termination fees (pro-rata)	2.9%	2.0% - 2.5%	2.0% - 2.5%
Same property percent leased at period end (pro-rata)	95.0%	+/- 95.5%	+/- 95.5%
New Investments			
Development and Redevelopment starts (pro-rata)	$13,510	$150,000 - $250,000	$150,000 - $250,000
Estimated yield (weighted average)	6.4%	+/- 7.0%	+/- 7.0%
Acquisitions (pro-rata)	$15,500	+/- $16,000	+/- $16,000
Cap rate (weighted average)	4.3%	+/- 4.3%	+/- 4.3%
Disposition Activity			
Dispositions (pro-rata)	$136,500	+/- $200,000	+/- $200,000
Cap rate (weighted average)	7.5%	+/- 8.0%	+/- 8.0%
Other			
Net interest expense (pro-rata)	$44,128	$170,500 - $172,500	$170,500 - $172,500
Net G&A expense (pro-rata)[1]	$19,069	$73,000 - $75,500	$73,000 - $75,500
Recurring third party fees & commissions (pro-rata)	$6,690	$27,000 - $28,000	$27,000 - $28,000
Certain non-cash items (pro-rata)[3]	$18,119	$46,500 - $48,500	$41,500 - $43,500

(1) 2019 includes the impact of negative $0.05 per diluted share related to the adoption of the new lease accounting standard ASC 842 on January 1, 2019, that requires previously capitalized indirect internal leasing and legal costs to be expensed.

(2) Current Guidance for NAREIT FFO now includes a one-time charge of $10.6 million, or $0.06 per diluted share, associated with the early repayment of debt and also includes a one-time non-cash income benefit of $5.9 million, or $0.03 per diluted share, for the accelerated write-off of below market rent intangibles triggered by the recapture of two anchor spaces.

(3) Includes above and below market rent amortization, straight-line rents and amortization of mark-to-market debt adjustments

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Regency Centers.

Supplemental Information 32

Reconciliation of Net Income to Earnings Guidance March 31, 2019 (per diluted share) Full Year NAREIT FFO Guidance: 2019 Low High Net income attributable to common stockholders 1.41$ 1.47 Adjustments to reconcile net income to NAREIT FFO: Depreciation and amortization 2.60 2.60 Provision for impairment 0.01 0.01 Gain on sale of operating properties (0.22) (0.22) NAREIT Funds From Operations 3.80$ 3.86 33

Glossary of Terms March 31, 2019 Development Completion: A property in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property the following calendar year. Fixed Charge Coverage Ratio: Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders. NAREIT Funds From Operations (NAREIT FFO): NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains on sales and land impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition in effect during that period. Effective January 1, 2019 the Company prospectively adopted the NAREIT FFO White Paper – 2018 Restatement (“2018 FFO Whitepaper”), and elected the option of excluding gains on sale and impairments of land, which are considered incidental to the Company’s main business. Prior period amounts were not restated to conform to the current year presentation, and therefore are calculated as described above, but also include gains on sales and impairments of land. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO. Net Operating Income (NOI): The sum of base rent, percentage rent, recoveries from tenants, other lease income, uncollectible lease income, and other property income, less operating and maintenance, real estate taxes, ground rent, and provision for doubtful accounts. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses. Non-Same Property: A property acquired, sold, or a Development Completion during either calendar year period being compared. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Operating EBITDAre: NAREIT EBITDAre is a measure of REIT performance, which the NAREIT defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from NAREIT EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income (Loss) to Operating EBITDAre. Core Operating Earnings: An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from NAREIT FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non- cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark- to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core Operating Earnings. Property In Development: Properties in various stages of development and redevelopment including active pre-development activities. Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses. Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all developments and Non-Same Properties. 34